                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------
                                   SCHEDULE TO
                                  (Rule 13e-4)
            Tender Offer Statement under Section 14(d)(1) or 13(e)(1)
                     of the Securities Exchange Act of 1934
                          -----------------------------
                                  ULTRAK, INC.
                     (Name of the Subject Company (Issuer))
                     --------------------------------------
                                  ULTRAK, INC.
                        (Name of Filing Person (Offeror))

     Options Under the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as
          amended, to Purchase Common Stock, par value $0.01 per share.
                         (Title of Class of Securities)

                                   903898 40 1
                      (CUSIP Number of Class of Securities)
                            (Underlying Common Stock)

                                  Chris Sharng
                              Senior Vice President
                                  Ultrak, Inc.
                             1301 Waters Ridge Drive
                             Lewisville, Texas 75057
                            Telephone: (972) 353-6500

                         ------------------------------
           (Name, Address and Telephone Number of Person Authorized to
          Receive Notices and Communications on Behalf of Filing Person
                         ------------------------------
                                    Copy to:

                            Richard L. Waggoner, Esq.
                            Gardere Wynne Sewell LLP
                             3000 Thanksgiving Tower
                                 1601 Elm Street
                            Dallas, Texas 75201-4761
                            Telephone: (214) 999-4510

                            Calculation of Filing Fee

            Transaction Valuation*             Amount of Filing Fee
                 $6,978,583.20                      $1,395.72

         *Calculated solely for purposes of determining the filing fee. This amount assumes that options to purchase 1,002,670 shares of common stock of Ultrak, Inc. having a weighted average exercise price of $6.96 as of June 6, 2001 will be exchanged pursuant to this offer. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the value of the transaction.

         [_] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

                  Amount Previously Paid:            Not Applicable.
                  Form or Registration No.:          Not Applicable.
                  Filing party:                      Not Applicable.
                  Date filed:                        Not Applicable.

         [_] Check if the filing relates solely to preliminary communications made before the commencement of a tender offer.

         [_] Check the appropriate boxes below to designate any transactions to which the statement relates

                  [_]  third party tender offer subject to Rule 14d-1.
                  [X]  issuer tender offer subject to Rule 13e-4.
                  [_]  going private transaction subject to Rule 13e-3.
                  [_]  amendment to Schedule 13D under Rule 13d-2.

                  Check the following box if the filing is a final amendment reporting the results of the tender offer. [_]

ITEM 1.  Summary Term Sheet.

         The information set forth under "Summary Term Sheet" in the Offer to Exchange, dated June 11, 2001 (the "Offer to Exchange"), attached hereto as Exhibit (a)(1)(A), is incorporated herein by reference.

ITEM 2.  Subject Company Information.

         (a) The name of the issuer is Ultrak, Inc., a Delaware corporation (the "Company"). The Company's principal executive offices are located at 1301 Waters Ridge Drive, Lewisville, Texas 75057, and its telephone number is (972) 353-6500. The information set forth in the Offer to Exchange under "Information Concerning Ultrak" is incorporated herein by reference.

         (b) This Tender Offer Statement on Schedule TO (this "Schedule TO") relates to an offer by the Company to exchange all options held by option holders who have not received options after December 9, 2000 (the "Eligible Options") outstanding under the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as amended (the "1988 Plan"), to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"), for new options (the "New Options") to purchase shares of the Common Stock to be granted under the 1988 Plan, upon the terms and subject to the conditions described in the Offer to Exchange and the related Letter of Transmittal. The Letter of Transmittal and the Offer to Exchange, as they may be amended from time to time, are together referred to as the "Offer". The number of shares of Common Stock subject to the New Options will be based on the number of shares of Common Stock subject to the Eligible Options that are accepted for exchange and cancelled (the "Cancelled Options") and the exercise price per share of the Cancelled Options and shall be calculated pursuant to the following:

  Eligible Option Exercise Price    New Options to be Issued (New Option: Eligible Option)
  ------------------------------    ------------------------------------------------------
           Up to $6.62                       1 New Option per 1 Eligible Option (1:1)
           $6.63 to $8.25                    .75 New Option per 1 Eligible Option (.75:1)
           $8.26 and above                   .50 New Option per 1 Eligible Option (.5:1)

The information set forth in the Offer to Exchange under "Summary Term Sheet," "Introduction," Section 1 ("Number of Options; Expiration Date"), Section 5 ("Acceptance of Options for Exchange and Issuance of New Options") and Section 8 ("Source and Amount of Consideration; Terms of New Options") is incorporated herein by reference.

         (c)      Trading Market and Price.

         The information set forth in the Offer to Exchange under Section 7 ("Price Range of Common Stock Underlying the Options") is incorporated herein by reference.

ITEM 3.  Identity and Background of Filing Person.

         (a) The information set forth under Item 2(a) above is incorporated herein by reference.

ITEM 4.  Terms of the Transaction.

         (a) The information set forth in the Offer to Exchange under "Summary Term Sheet," "Introduction," Section 1 ("Number of Options; Expiration Date"),
Section 3 ("Procedures for Tendering Options"), Section 4 ("Withdrawal Rights"),
Section 5 ("Acceptance of Options for Exchange and Issuance of New Options"),
Section 6 ("Conditions of the Offer"), Section 8 ("Source and Amount of Consideration; Terms of New Options"), Section 11 ("Status of Options Acquired by Us in the Offer; Accounting Consequences of the Offer"), Section 12 ("Legal Matters; Regulatory Approvals"), Section 13 ("Material Federal Income Tax Consequences"), and Section 14 ("Extension of Offer; Termination; Amendment") is incorporated herein by reference.

         (b) Not applicable.

ITEM 5.  Past Contacts, Transactions, Negotiations and Agreements.

         (e) The information set forth in the Offer to Exchange under Section 10 ("Interests of Directors and Officers; Transactions and Arrangements Concerning the Options") is incorporated herein by reference.

ITEM 6.  Purposes of the Transaction and Plans or Proposals.

         (a) The information set forth in the Offer to Exchange under Section 2 ("Purpose of the Offer") is incorporated herein by reference.

         (b) The information set forth in the Offer to Exchange under Section 5 ("Acceptance of Options for Exchange and Issuance of New Options") and Section 11 ("Status of Options Acquired by Us in the Offer; Accounting Consequences of the Offer") is incorporated herein by reference.

         (c) The information set forth in the Offer to Exchange under Section 2 ("Purpose of the Offer") is incorporated herein by reference.

ITEM 7.  Source and Amount of Funds or Other Consideration.

         (a) The information set forth in the Offer to Exchange under Section 8 ("Source and Amount of Consideration; Terms of New Options") and Section 15 ("Fees and Expenses") is incorporated herein by reference.

         (b) The information set forth in the Offer to Exchange under Section 6 ("Conditions of the Offer") is incorporated herein by reference.

         (d) Not applicable.

ITEM 8.  Interests in Securities of the Subject Company.

         (a) Not applicable.

         (b) The information set forth in the Offer to Exchange under Section 10 ("Interests of Directors and Officers; Transactions and Arrangements Concerning the Options") is incorporated herein by reference.

ITEM 9.  Persons/Assets, Retained, Employed, Compensated or Used.

         (a) Not applicable.

Item 10. Financial Statements.

         (a) Not applicable.

         (b) Not applicable.

ITEM 11. Additional Information.

         (a) The information set forth in the Offer to Exchange under Section 10 ("Interests of Directors and Officers; Transactions and Arrangements Concerning the Options") and Section 12 ("Legal Matters; Regulatory Approvals") is incorporated herein by reference.

         (b) Not applicable.

ITEM 12. Exhibits.

         (a) (1) (A) Offer to Exchange, dated June 11, 2001

         (a) (1) (B) Form of Letter of Transmittal

         (a) (1) (C) Form of Letter to Eligible Option Holders

         (b)         Not applicable.

         (d) (1) Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as amended

         (d) (2) Form of Non-Qualified Stock Option Agreement pursuant to Ultrak, Inc. 1988 Non-Qualified Stock Option Plan

         (g)         Not applicable.

         (h)         Not applicable.

ITEM 13. Information Required by Schedule 13E-3.

                     Not applicable.

                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Schedule TO is true, complete and correct.

Dated:   June 11, 2001                      ULTRAK, INC.

                                            By: /s/ Chris Sharng
                                                ------------------
                                                Chris Sharng
                                                Senior Vice President,
                                                Chief Financial Officer
                                                & Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description

   (a) (1)(A)     Offer to Exchange, dated June 11, 2001

   (a) (1)(B)     Form of Letter of Transmittal

   (a) (1)(C)     Form of Letter to Option Holders

   (d) (1)        Ultrak, Inc. 1988 Non-Qualified Stock Option Plan, as amended

   (d) (2) Form of Non-Qualified Stock Option Agreement pursuant to Ultrak, Inc. 1988 Non-Qualified Stock Option Plan

                                  ULTRAK, INC.

           OFFER TO EXCHANGE OPTIONS UNDER THE ULTRAK, INC. 1988 NON-
         QUALIFIED STOCK OPTION PLAN HELD BY OPTION HOLDERS WHO HAVE NOT
                     RECEIVED OPTIONS AFTER DECEMBER 9, 2000

              THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
          LEWISVILLE, TEXAS TIME, ON JULY 10, 2001 UNLESS THE OFFER IS
                                    EXTENDED.

         Ultrak, Inc. is offering to exchange outstanding options that are held by option holders who have not received options after December 9, 2000 (the "eligible options") to purchase shares of our common stock granted under the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (the "1988 Plan") for new options we will grant under the 1988 Plan. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to tender options in the offer). We are making the offer upon the terms and subject to the conditions set forth in this offer to exchange and in the related letter of transmittal (which together, as they may be amended from time to time, constitute the "offer"). The number of shares of common stock subject to the new options to be granted to each option holder will be based on the number of shares subject to the eligible options tendered by such option holder and accepted for exchange and the exercise price of the eligible options and shall be calculated as follows:

  Eligible Option Exercise Price    New Options to be Issued (New Option: Eligible Option)
  ------------------------------    ------------------------------------------------------
            Up to $6.62                     1 new option per 1 eligible option (1:1)
            $6.63 to $8.25                  .75 new option per 1 eligible option (.75:1)
            $8.26 and above                 .50 new option per 1 eligible option (.5:1)

Subject to the terms and conditions of this offer, we will grant the new options on or about the first business day which is at least six months and two days after the date we cancel the eligible options accepted for exchange. You may only tender eligible options for all or none of the shares of common stock subject to each of your eligible option agreements. All tendered eligible options accepted by us pursuant to the offer will be cancelled.

         The offer is not conditioned upon a minimum number of eligible options being tendered. The offer is subject to conditions that we describe in section 6 of this offer to exchange.

         If you tender eligible options for exchange as described in the offer, and we accept your tendered options, then, subject to the terms of this offer, we will grant you new options under the 1988 Plan, subject to applicable laws and regulations, and a new option agreement with you. The exercise price per share of the new options will be equal to the fair market value of our common stock on the day of the grant of the new options. The new options will vest in equal annual amounts over a three-year period beginning on the grant date of the new options.

                                      (i)

         ALTHOUGH OUR BOARD OF DIRECTORS HAS APPROVED THE OFFER, NEITHER WE NOR OUR BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING YOUR ELIGIBLE OPTIONS FOR EXCHANGE. YOU MUST MAKE YOUR OWN DECISION WHETHER OR NOT TO TENDER YOUR ELIGIBLE OPTIONS. WE HAVE BEEN INFORMED BY THREE OF OUR EIGHT EXECUTIVE OFFICERS AND DIRECTORS THAT THEY PRESENTLY INTEND TO TENDER CERTAIN OF THEIR ELIGIBLE OPTIONS IN THE OFFER. WE HAVE BEEN INFORMED BY THE OTHER FIVE OF OUR EIGHT EXECUTIVE OFFICERS AND DIRECTORS THAT THEY PRESENTLY DO NOT INTEND TO TENDER ANY OF THEIR ELIGIBLE OPTIONS IN THE OFFER (ONE OF WHOM RECEIVED A STOCK OPTION GRANT UNDER THE 1988 PLAN AFTER DECEMBER 9, 2000 AND IS INELIGIBLE TO TENDER OPTIONS IN THE OFFER).

         Shares of our common stock are quoted on the NASDAQ National Market under the symbol "ULTK." On June 6, 2001, the last reported sale price during regular trading hours of our common stock on the NASDAQ National Market was $2.72 per share. WE RECOMMEND THAT YOU OBTAIN CURRENT MARKET QUOTATIONS FOR OUR COMMON STOCK BEFORE DECIDING WHETHER OR NOT TO TENDER YOUR ELIGIBLE OPTIONS.

         THIS OFFER TO EXCHANGE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS OFFER TO EXCHANGE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         You should direct questions about the offer or requests for assistance or for additional copies of this offer to exchange or the letter of transmittal to D'Lene Sandleback, Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057.

                                    IMPORTANT

         If you wish to tender your eligible options for exchange, you must complete and sign the letter of transmittal in accordance with its instructions, and mail or otherwise deliver it and any other required documents to us at Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057, Attn: D'Lene Sandleback.

         We are not making the offer to, nor will we accept any tender of options from or on behalf of, option holders in any jurisdiction in which the offer or the acceptance of any tender of options would not be in compliance with the laws of such jurisdiction. However, we may, at our discretion, take any actions necessary for us to make the offer to option holders in any such jurisdiction.

         WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION ON OUR BEHALF AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING YOUR ELIGIBLE OPTIONS PURSUANT TO THE OFFER. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS DOCUMENT OR IN THE RELATED LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION TO YOU OR GIVES YOU ANY INFORMATION, YOU MUST NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY US.

                                      (ii)

                                TABLE OF CONTENTS

SUMMARY TERM SHEET.............................................................1
INTRODUCTION...................................................................7
THE OFFER......................................................................8
1.   NUMBER OF OPTIONS; EXPIRATION DATE........................................8
2.   PURPOSE OF THE OFFER......................................................9
3.   PROCEDURES FOR TENDERING OPTIONS.........................................10
4.   WITHDRAWAL RIGHTS........................................................11
5.   ACCEPTANCE OF OPTIONS FOR EXCHANGE AND ISSUANCE OF NEW OPTIONS...........12
6.   CONDITIONS OF THE OFFER..................................................13
7.   PRICE RANGE OF COMMON STOCK UNDERLYING THE OPTIONS.......................14
8.   SOURCE AND AMOUNT OF CONSIDERATION; TERMS OF NEW OPTIONS.................15
9.   INFORMATION CONCERNING ULTRAK............................................18
10.  INTERESTS OF DIRECTORS AND OFFICERS; TRANSACTIONS AND ARRANGEMENTS
     CONCERNING THE OPTIONS...................................................19
11.  STATUS OF OPTIONS ACQUIRED BY US IN THE OFFER; ACCOUNTING
     CONSEQUENCES OF THE OFFER................................................20
12.  LEGAL MATTERS; REGULATORY APPROVALS......................................21
13.  MATERIAL FEDERAL INCOME TAX CONSEQUENCES.................................21
14.  EXTENSION OF OFFER; TERMINATION; AMENDMENT...............................22
15.  FEES AND EXPENSES........................................................23
16.  ADDITIONAL INFORMATION...................................................23
17.  MISCELLANEOUS............................................................24

                                     (iii)

                               SUMMARY TERM SHEET

         The following are answers to some of the questions that you may have about the offer. We urge you to read carefully the remainder of this offer to exchange and the accompanying letter of transmittal because the information in this summary is not complete, and additional important information is contained in the remainder of this offer to exchange and the letter of transmittal. We have included page references to the remainder of this offer to exchange where you can find a more complete description of the topics in this summary.

WHAT SECURITIES ARE WE OFFERING TO EXCHANGE?

o We are offering to exchange stock options held by option holders who have not received options after December 9, 2000 that are outstanding under our 1988 Non-Qualified Stock Option Plan (the "1988 Plan") for new options under our 1988 Plan. We refer to these options in this offer to exchange as the "eligible options." (Page 7)

o We are not offering to exchange any stock options outstanding under the Ultrak, Inc. 1997 Incentive Stock Option Plan (the "1997 Plan"). Existing options outstanding under the 1997 Plan are not covered by the offer.

WHY ARE WE MAKING THE OFFER?

o One key to our success is the retention and motivation of our employees and non-employee directors. The offer provides an opportunity for us to offer our employees and non-employee directors a valuable incentive to stay with our company. Some of our outstanding options, whether they are currently exercisable, have exercise prices that are significantly higher than the current market price of our common stock. We believe these options are unlikely to be exercised in the foreseeable future. By making this offer to exchange outstanding eligible options for new options that will have an exercise price equal to the market value of our common stock on the grant date, we intend to provide our employees and non-employee directors with the benefit of owning options that over time may have a greater potential to increase in value, create better performance incentives for employees and non-employee directors and thereby maximize shareholder value. (Page 9)

WHAT ARE THE CONDITIONS TO THE OFFER?

o The offer is not conditioned upon a minimum number of eligible options being tendered. The conditions are described in Section 6. (Page 13)

WHO IS ELIGIBLE TO PARTICIPATE IN THE OFFER?

o The offer is available to option holders under the 1988 Plan who have not received options after December 9, 2000. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to participate in the offer). As of June 6, 2001, options to purchase 1,002,670 shares of our common stock had been granted and were outstanding under the 1988 Plan with an average exercise price of $6.96 per share. (Page 7)

ARE THERE ANY ELIGIBILITY REQUIREMENTS THAT YOU MUST SATISFY AFTER THE EXPIRATION DATE OF THE OFFER TO RECEIVE THE NEW OPTIONS?

o In general, to receive a grant of new options under the offer and under the terms of our 1988 Plan, you must remain an employee or non-employee director (whichever you are now) of our company through the date we grant the new options. As discussed below, subject to the terms of this offer, we will grant the new options on or about the first business day which is at least six months and two days after the date we cancel the eligible options accepted for exchange. If, for any reason, you do not remain an employee or non-employee director of our company through the date we grant the new options, you will not receive any new options or other consideration in exchange for your tendered options that have been accepted for exchange. (Page 17)

HOW MANY NEW OPTIONS WILL YOU RECEIVE IN EXCHANGE FOR YOUR TENDERED OPTIONS?

o Provided you meet the eligibility requirements and subject to the terms of this offer, we will grant you new options to purchase that number of shares of our common stock based on the number of shares of common stock subject to the eligible options you tender and the exercise price of the eligible options you tender and such number of new options will be calculated in accordance with the following:

         Eligible Option
         Exercise Price             New Options to be Issued (New Option: Eligible Option)
         ---------------            ------------------------------------------------------
           Up to $6.62                   1 new option per 1 eligible option (1:1)
           $6.63 to $8.25                .75 new option per 1 eligible option (.75:1)
           $8.26 and above               .50 new option per 1 eligible option (5:1)

o Eligible options granted under our 1988 Plan and exchanged for new options will be replaced with options granted under our 1988 Plan, unless prevented by law or applicable regulations. All new options will be subject to a new option agreement between you and us, which will be in substantially the same form as the option agreement or agreements for your current eligible options except for the vesting schedule and the exercise price, as explained more fully below. You must execute the new option agreement prior to receiving the new options.

WHEN WILL YOU RECEIVE YOUR NEW OPTIONS?

o We will not grant the new options until on or about the first business day that is at least six months and two days after the date we cancel the eligible options accepted for exchange. Our board of directors will select the actual grant date for the new options. If we cancel tendered options on July 10, 2001, which is the scheduled expiration date of the offer, then we expect that the new options will not be granted until January 14, 2002. (Page 17)

WHY WON'T YOU RECEIVE YOUR NEW OPTIONS IMMEDIATELY AFTER THE EXPIRATION DATE OF THE OFFER?

o If we were to grant the new options on any date which is earlier than six months and one day after the date we cancel the eligible options accepted for exchange, we have been advised by our accountants that we would be required for financial reporting purposes to record compensation expense against our earnings. Our accountants have advised us further that by deferring the grant of the new options for at least six months and two days, we will not have to record a compensation expense. (Page 20)

IF YOU TENDER OPTIONS IN THE OFFER, WILL YOU BE ELIGIBLE TO RECEIVE OTHER OPTION GRANTS BEFORE YOU RECEIVE YOUR NEW OPTIONS?

o If we accept eligible options you tender in the offer, we may defer until the grant date of your new options our grant to you of other options for which you may otherwise be eligible before the new option grant date. We may defer the grant to you of these other options if we determine it is necessary for us to do so to avoid incurring compensation expense against our earnings because of accounting rules that could apply to these interim option grants as a result of the offer. (Page 12)

WILL YOU BE REQUIRED TO GIVE UP ALL YOUR RIGHTS TO THE CANCELLED OPTIONS?

o Yes. Once we have accepted eligible options tendered by you, your eligible options will be cancelled and you will no longer have any rights under those options. (Page 12)

WHAT WILL THE EXERCISE PRICE OF THE NEW OPTIONS BE?

o The exercise price of the new options will be equal to the last reported sale price during regular trading hours of our common stock on the Nasdaq National Market on the day we grant the new options, which is currently expected to be January 14, 2002. Accordingly, we cannot predict the exercise price of the new options. The exercise prices of the outstanding options under the 1988 Plan range from $2.40 per share to $18.25 per share. The average exercise price for all 1,002,670 options outstanding under the 1988 Plan is $6.96 per share This average price for the outstanding options under the 1988 Plan is significantly higher than the current market price of our common stock, which was $2.72 per share on June 6, 2001. However, because we will not grant new options until at least six months and two days after the date we cancel the eligible options accepted for exchange, the new options may have a higher exercise price than some or all of your current options. We recommend that you obtain current market quotations for our common stock before deciding whether or not to tender your eligible options. (Page 15)

WHEN WILL THE NEW OPTIONS VEST?

o The new options will vest annually in equal annual amounts over a three-year period. However, the three-year vesting schedule of the new options will not begin until the grant date of those options. Therefore, even if the eligible options you tender are fully vested, none of the new options you receive will be vested and the new options will be subject to a three-year vesting period. (Page 17)

DOES THE COMMENCEMENT OF A NEW VESTING PERIOD UNDER THE NEW OPTIONS MEAN THAT YOU WOULD HAVE TO WAIT A LONGER PERIOD BEFORE YOU CAN PURCHASE COMMON STOCK UNDER YOUR EXISTING OPTIONS?

o Yes. Because any new options you receive will not be vested, you will lose the benefits of any vesting under eligible options you tender in the offer. As described above, no portion of the new options we grant will be immediately vested, even if the eligible options you tender for exchange are fully or partially vested. Note that existing options have a five-year vesting schedule and the new options have a three-year vesting schedule. The three-year vesting schedule of the new options will not begin until the grant date of those options. Because the new options will not begin vesting until the grant date, which is at least six months and two days after the date we cancel tendered options, you will not be able to purchase our common stock upon exercise of any of the new options until at least eighteen months and two days after the cancellation date. (Page 8)

WHAT IF WE ENTER INTO A MERGER OR OTHER SIMILAR TRANSACTION?

o It is possible that, prior to the grant of new options, we might effect or enter into an agreement such as a merger or other similar transaction. These types of transactions could have substantial effects on our stock price, including potentially substantial appreciation in the price of our common stock. Depending on the structure of such a transaction, tendering option holders might be deprived of any further price appreciation in the common stock associated with the new options. For example, if our stock was acquired in a cash merger, the fair market value of our stock, and hence the price at which we grant the new options, would likely be a price at or near the cash price being paid for the common stock in the transaction, yielding limited or no financial benefit to a recipient of the new options for that transaction. In addition, in the event of an acquisition of our company for stock, tendering option holders might receive options to purchase shares of a different issuer.

         We are also reserving the right, in the event of a merger or similar transaction, to take any actions we deem necessary or appropriate to complete a transaction that our board of directors believes is in the best interest of our company and our shareholders. This could include terminating your right to receive replacement options under this offer to exchange. If we were to terminate your right to receive replacement options under this offer in connection with such a transaction, employees and non-employee directors who have tendered options for cancellation pursuant to this offer would not receive options to purchase securities of the acquiror or any other consideration for their tendered options. (Page 13)

ARE THERE OTHER CIRCUMSTANCES WHERE YOU WOULD NOT BE GRANTED NEW OPTIONS?

o Yes. Even if we accept your tendered options, we will not issue new options to you if we are prohibited by applicable law or regulations from doing so. We will use reasonable efforts to avoid such a prohibition, but if it is applicable on the new grant date, you will not be granted a new option.

IF YOU CHOOSE TO TENDER AN OPTION WHICH IS ELIGIBLE FOR EXCHANGE, DO YOU HAVE TO TENDER ALL THE SHARES IN THAT OPTION?

o        Yes. We are not accepting partial tenders of eligible options.
         Accordingly, you may tender one or more of your eligible option grants, but you may only tender all of the shares subject to that eligible option or none of those shares. For example, if you hold an option under the 1988 Plan to purchase 5,000 shares of our common stock at an exercise price of $10.00 per share and an option under the 1988 Plan to purchase 2,000 shares of our common stock at $12.00 per share, you have four alternatives: (1) you may tender none of your eligible options,
         (2) you may tender eligible options with respect to all 5,000 shares under the first option grant, (3) you may tender eligible options with respect to all 2,000 shares under the second option grant, or (4) you may tender eligible options for all 7,000 shares under both option grants. You may not tender options with respect to just 3,000 shares (or any other partial amount) under the first option grant. (Page 13)

WHAT HAPPENS TO ELIGIBLE OPTIONS THAT YOU CHOOSE NOT TO TENDER OR THAT ARE NOT ACCEPTED FOR EXCHANGE?

o Nothing. Eligible options that you choose not to tender for exchange or that we do not accept for exchange remain outstanding and retain their current exercise price and current vesting schedule.

WILL YOU HAVE TO PAY TAXES IF YOU EXCHANGE YOUR ELIGIBLE OPTIONS IN THE OFFER?

o If you exchange your current eligible options for new options, you will not be required under current law to recognize income for federal income tax purposes at the time of the exchange. We believe that the exchange will be treated as a non-taxable exchange. Further, at the grant date of the new options, you will not be required under current law to recognize income for federal income tax purposes. The grant of options is not recognized as taxable income. We recommend that you consult with your own tax advisor to determine the tax consequences of tendering options pursuant to the offer. (Page 21)

YOUR CURRENT ELIGIBLE OPTIONS ARE NON-QUALIFIED STOCK OPTIONS, WILL YOUR NEW OPTIONS BE NON-QUALIFIED STOCK OPTIONS?

o Yes. Your current eligible options are non-qualified stock options and your new options will also be granted as non-qualified stock options. Under the 1988 Plan, only non-qualified stock options may be granted. (Page 18)

WHEN DOES THE OFFER EXPIRE? CAN THE OFFER BE EXTENDED, AND IF SO, HOW WILL YOU BE NOTIFIED IF IT IS EXTENDED?

o The offer expires on July 10, 2001, at 5:00 p.m., Lewisville, Texas time, unless it is extended by us. We may, in our discretion, extend the offer at any time, but we cannot assure you that the offer will be extended or, if extended, for how long. If the offer is extended, we will make a public announcement of the extension no later than 9:00 a.m., Lewisville, Texas time, on the next business day following the previously scheduled expiration of the offer period. (Page 22)

HOW DO YOU TENDER YOUR ELIGIBLE OPTIONS?

o If you decide to tender your eligible options, you must deliver, before 5:00 p.m., Lewisville, Texas time, on July 10, 2001 (or such later date and time as we may extend the expiration of the offer), a properly completed and duly executed letter of transmittal and any other documents required by the letter of transmittal to Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057, Attn: D'Lene Sandleback. This is a one-time offer, and we will strictly enforce the tender offer period. We reserve the right to reject any or all tenders of options that we determine are not in appropriate form or that we determine are unlawful to accept. Subject to our rights to extend, terminate and amend the offer, we currently expect that we will accept all properly tendered options promptly after the expiration of the offer. (Page 11)

DURING WHAT PERIOD OF TIME MAY YOU WITHDRAW PREVIOUSLY TENDERED OPTIONS?

o You may withdraw your tendered options at any time before the offer expires at 5:00 p.m., Lewisville, Texas time, on July 10, 2001. If the offer is extended by us beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer. In addition, although we currently intend to accept validly tendered eligible options promptly after the expiration of this offer, if we have not accepted your tendered options by August 7, 2001, you may withdraw your tendered options at any time after August 7, 2001. To withdraw tendered options, you must deliver to us a written notice of withdrawal, or a facsimile thereof, with the required information while you still have the right to withdraw the tendered options. Once you have withdrawn options, you may re-tender options only by again following the delivery procedures described above. (Page 11)

WHAT DO WE AND THE BOARD OF DIRECTORS THINK OF THE OFFER?

o Although our board of directors has approved the offer, neither we nor our board of directors makes any recommendation as to whether you should tender or refrain from tendering your eligible options. You must make your own decision whether or not to tender eligible options. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to tender options in the offer). (Plan 10)

WHOM CAN YOU TALK TO IF YOU HAVE QUESTIONS ABOUT THE OFFER?

o        For additional information or assistance, you should contact:

                                D'Lene Sandleback
                                  Ultrak, Inc.
                             1301 Waters Ridge Drive
                             Lewisville, Texas 75057
                                 (972) 353-6455

                                  INTRODUCTION

         Ultrak, Inc. is offering to exchange outstanding options that are held by option holders who have not received options after December 9, 2000 (the "eligible options") to purchase shares of our common stock granted under the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (the "1988 Plan") for new options we will grant under our 1988 Plan. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to tender any options in the offer). We are making the offer upon the terms and subject to the conditions set forth in this offer to exchange and in the related letter of transmittal (which together, as they may be amended from time to time, constitute the "offer"). The number of shares of common stock subject to new options to be granted to each option holder will be based on the number of shares subject to the eligible options tendered by such option holder and accepted for exchange and the exercise price of the eligible options tendered and such number of new options will be calculated as follows:

Eligible Option Exercise Price       New Options to be Issued (New Option: Eligible Option)
------------------------------       ------------------------------------------------------
          Up to $6.62                           1 new option per 1 eligible option (1:1)
          $6.63 to $8.25                        .75 new option per 1 eligible option (.75:1)
          $8.26 and above                       .50 new option per 1 eligible option (.5:1)

We will not grant the new options until on or about the first business day that is at least six months and two days after the date we cancel the eligible options accepted for exchange. Our board of directors will select the actual grant date for the new options, but we currently expect the new options to be issued on January 14, 2002 (unless we extend the offer beyond July 10, 2001). We are not accepting partial tenders of eligible options. Accordingly, you may only tender eligible options for all or none of the shares of common stock subject to each of your eligible option agreements.

         The offer is not conditioned upon a minimum number of eligible options being tendered. The offer is subject to conditions which we describe in section 6 of this offer to exchange.

         If you tender eligible options granted under our 1988 Plan for exchange, subject to the terms of this offer you will be granted new options under our 1988 Plan, unless prevented by law or applicable regulations. A new option agreement will be entered into between us and you. The exercise price of the new options will be equal to the last sale price during regular trading hours of our common stock on the Nasdaq National Market the day of the grant of the new options. The new options will vest in equal annual amounts over a three-year period beginning on the grant date of the new options.

         As of June 6, 2001, options to purchase 1,002,670 shares of our common stock were issued and outstanding under our 1988 Plan. Of these options, the exercise prices ranged from $2.40 per share to $18.25 per share and the average exercise price was $6.96 per share.

         All eligible options accepted by us pursuant to the offer will be cancelled.

                                    THE OFFER

1.       NUMBER OF OPTIONS; EXPIRATION DATE.

         Upon the terms and subject to the conditions of the offer, we will exchange for new options to purchase common stock under our 1988 Plan all outstanding options under the 1988 Plan that are held by option holders who have not received options after December 9, 2000 and are properly tendered and not validly withdrawn in accordance with section 4 before the "expiration date," as defined below. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to tender options in the offer). We will not accept partial tenders of your eligible options. Therefore, you may tender eligible options for all or none of the shares subject to each of your eligible option agreements.

         If your eligible options are properly tendered and accepted for exchange, the options will be cancelled and, subject to the terms of this offer, you will be entitled to receive new options to purchase the number of shares of our common stock calculated based on the number of shares subject to the eligible options that you tendered, subject to adjustments for any stock splits, stock dividends and similar events, calculated as follows:

   Eligible Option Exercise Price      New Options to be Issued (New Option: Eligible Option)
   ------------------------------      ------------------------------------------------------
               Up to $6.62                     1 new option per 1 eligible option (1:1)

               $6.63 to $8.25                  .75 new option per 1 eligible option (.75:1)

               $8.26 and above                 .50 new option per 1 eligible option (.5:1)

All new options will be subject to the terms of our 1988 Plan depending on applicable laws and regulations, and to a new option agreement between us and you. If, for any reason, you do not remain an employee or non-employee director of our company (whichever you are now) through the date we grant the new options, you will not receive any new options or other consideration in exchange for your tendered options that have been accepted for exchange. This means that if you quit, with or without a good reason, or die or we terminate your employment, with or without cause, prior to the date we grant the new options, you will not receive anything for the options that you tendered and we cancelled.

         The term "expiration date" means 5.00 p.m., Lewisville, Texas time, on July 10, 2001, unless we, in our discretion, have extended the period of time during which the offer will remain open, in which event the term "expiration date" refers to the latest time and date at which the offer, as so extended, expires. See section 14 for a description of our rights to extend, delay, terminate and amend the offer.

         If we decide to take any of the following actions, we will publish notice or otherwise inform you in writing of such action:

         (a) we increase or decrease the amount of consideration offered for the eligible options; or

         (b) we decrease the number of options eligible to be tendered in the offer.

         If the offer is scheduled to expire at any time earlier than the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given in the manner specified in section 14, we will extend the offer so that the offer is open at least 10 business days following the publication, sending or giving of such notice.

         We will also notify you of any other material change in the information contained in this offer to exchange.

         For purposes of the offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, eastern time.

2.       PURPOSE OF THE OFFER.

         We issued the options outstanding under our 1988 Plan to:

         o provide our employees and non-employee directors an opportunity to acquire or increase a proprietary interest in us, thereby creating a stronger incentive to expend maximum effort for our growth and success; and

         o  encourage our employees to continue their employment with us.

         One key to our success is the retention and motivation of our employees and non-employee directors. The offer provides an opportunity for us to offer our employees and non-employee directors a valuable incentive to stay with our company. Some of our outstanding options, whether or not they are currently exercisable, have exercise prices that are significantly higher than the current market price of our common stock. We believe these options are unlikely to be exercised in the foreseeable future. By making this offer to exchange outstanding eligible options for new options that will have an exercise price equal to the market value of our common stock on the grant date, we intend to provide our employees and non-employee directors with the benefit of owning options that over time may have a greater potential to increase in value, create better performance incentives for employees and non-employee directors and thereby maximize shareholder value. Because we will not grant new options until at least six months and two days after the date we cancel the eligible options accepted for exchange, the new options may have a higher exercise price than some or all of our current outstanding options.

         We may engage in transactions in the future with other companies which could significantly change our structure, ownership, organization or management or the make-up of our board of directors, and which could significantly effect the price of our stock. If we engage in such a transaction or transactions prior to the date we grant the new options, our stock price could increase (or decrease), and the exercise price of the new options could be higher (or lower) than the exercise price of eligible options you elect to have cancelled as part of this offer. As is outlined in section 8, the exercise price of any new options granted to you in return for your tendered options will be at the fair market value of our common stock on the date of that grant. You will be at risk of any such increase in our stock price during the period prior to the grant date of the new options for these or any other reasons.

         We are also reserving the right, in the event of a merger or similar transaction, to take any actions we deem necessary or appropriate to complete a transaction that our board of directors believes is in the best interest of our company and our shareholders. This could include terminating your right to receive replacement options under this offer to exchange. If we were to terminate your right to receive replacement options under this offer in connection with such a transaction, employees and non-employee directors who have tendered options for cancellation pursuant to this offer would not receive options to purchase securities of the acquiror or any other consideration for their tendered options.

         Subject to the foregoing, and except as otherwise disclosed in this offer to exchange or in our filings with the SEC, we presently have no plans or proposals that relate to or would result in:

         (a) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving our company;

         (b) any purchase, sale or transfer of a material amount of our assets;

         (c) any material change in our present dividend rate or policy, or our indebtedness or capitalization;

         (d) any change in our present board of directors or management, including a change in the number or term of directors or to fill any existing board vacancies or to change any executive officer's material terms of employment;

         (e) any other material change in our corporate structure or business;

         (f) our common stock not being authorized for quotation in an automated quotation system operated by a national securities association;

         (g) our common stock becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act;

         (h)  the suspension of our obligation to file reports pursuant to
              Section 15(d) of the Securities Exchange Act;

         (i) the acquisition by any person of an amount of our securities or the disposition of an amount of any of our securities; or

         (j) any change in our certificate of incorporation or bylaws, or any actions which may impede the acquisition of control of us by any person.

         Neither we nor our board of directors makes any recommendation as to whether you should tender or refrain from tendering your eligible options, nor have we authorized any person to make any such recommendation. You are urged to evaluate carefully all of the information in this offer to exchange and to consult your own investment and tax advisors. You must make your own decision whether or not to tender your eligible options for exchange.

3.       PROCEDURES FOR TENDERING OPTIONS.

         Proper Tender of Options. To validly tender your eligible options pursuant to the offer, you must, in accordance with the terms of the letter of transmittal, properly complete, duly execute and deliver to us the letter of transmittal, or a facsimile thereof, along with any other required documents.

         We must receive all of the required documents at 1301 Waters Ridge Drive, Lewisville, Texas 75057, Attn: D'Lene Sandleback, before the expiration date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING LETTERS OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURE YOUR PACKAGE. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

         Determination of Validity; Rejection of Options; Waiver of Defects; No Obligation to Give Notice of Defects. We will determine, in our discretion, all questions as to the form of documents and the validity, form, eligibility, including time of receipt, and acceptance of any tender of options. Our determination of these matters will be final and binding on all parties. We reserve the right to reject any or all tenders of options that we determine are not in appropriate form or that we determine are unlawful to accept. Otherwise, we will accept properly and timely tendered eligible options that are not validly withdrawn. We also reserve the right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular options or any particular option holder. No tender of options will be deemed to have been properly made until all defects or irregularities have been cured by the tendering option holder or waived by us. Neither we nor any other person is obligated to give notice of any defects or irregularities in tenders, nor will anyone incur any liability for failure to give any such notice. This is a one-time offer, and we will strictly enforce the offer period.

         Our Acceptance Constitutes an Agreement. Your tender of eligible options pursuant to the procedures described above constitutes your acceptance of the terms and conditions of the offer. OUR ACCEPTANCE FOR EXCHANGE OF YOUR ELIGIBLE OPTIONS TENDERED BY YOU PURSUANT TO THE OFFER WILL CONSTITUTE A BINDING AGREEMENT BETWEEN US AND YOU UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE OFFER.

         Subject to our rights to extend, terminate and amend the offer, we currently expect that we will accept promptly after the expiration of the offer all properly tendered eligible options that have not been validly withdrawn.

4.       WITHDRAWAL RIGHTS.

         You may only withdraw your tendered options in accordance with the provisions of this section 4.

         You may withdraw your tendered options at any time before 5:00 p.m., Lewisville, Texas time, on July 10, 2001. If the offer is extended by us beyond that time, you may withdraw your tendered options at any time until the extended expiration of the offer. In addition, unless we accept your tendered options for exchange before 12:00 midnight, eastern time, on August 7, 2001, you may withdraw your tendered options at any time after August 7, 2001.

         To validly withdraw tendered options, an option holder must deliver to us at the address set forth in section 3 above a written notice of withdrawal, or a facsimile thereof, with the required information, while the option holder still has the right to withdraw the tendered options. The notice of withdrawal must specify the name of the option holder who tendered the options to be withdrawn, the grant date, exercise price and total number of option shares subject to each option to be withdrawn, and the number of option shares to be withdrawn. Except as described in the following sentence, the notice of withdrawal must be executed by the option holder who tendered the options to be withdrawn exactly as such option holder's name appears on the option agreement or agreements evidencing such options. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, the signer's full title and proper evidence of the authority of such person to act in such capacity must be indicated on the notice of withdrawal.

         You may not rescind any withdrawal, and any options you withdraw will thereafter be deemed not properly tendered for purposes of the offer, unless you properly re-tender those options before the expiration date by following the procedures described in section 3.

         Neither we nor any other person is obligated to give notice of any defects or irregularities in any notice of withdrawal, nor will anyone incur any liability for failure to give any such notice. We will determine, in our discretion, all questions as to the form and validity, including time of receipt, of notices of withdrawal. Our determination of these matters will be final and binding.

5.       ACCEPTANCE OF OPTIONS FOR EXCHANGE AND ISSUANCE OF NEW OPTIONS.

         Upon the terms and subject to the conditions of the offer and as promptly as practicable following the expiration date, we will accept for exchange and cancel eligible options properly tendered and not validly withdrawn before the expiration date. Subject to the terms and conditions of this offer, if your options are properly tendered and accepted for exchange, these options will be cancelled as of the date of our acceptance and you will be granted new options on or about the first business day that is at least six months and two days after the date we cancel the options accepted for exchange. Subject to the terms and conditions of this offer, if your eligible options are properly tendered and accepted for exchange on July 10, 2001, the scheduled expiration date of the offer, you will be granted new options on January 14, 2002. If we accept and cancel options properly tendered for exchange after July 10, 2001, the grant day on which the new options will be granted will be similarly delayed.

         If we accept options you tender in the offer, we may defer until the first business day that is at least six months and two days after we cancel the eligible options accepted for exchange any grant to you of other options for which you may be eligible before the new option grant date. We may defer the grant to you of these other options if we determine it is necessary for us to do so to avoid incurring compensation expense against our earnings because of accounting rules that could apply to these interim option grants as a result of the offer. Any such grant of these other options is in the discretion of the board of directors and subject to compliance with law and market prices prevailing at the time of the grants. Any such actual grants of these other options will therefore be made when, as and if declared by the board of directors.

         Your new options will entitle you to purchase a number of shares of our common stock which is based on the number of shares subject to the eligible options you tender, as adjusted for any stock splits, stock dividends and similar events, and the exercise price of the eligible options tendered and such number of new options will be calculated as follows:

   Eligible Option Exercise Price       New Options to be Issued (New Option: Eligible Option)
   ------------------------------       ------------------------------------------------------
               Up to $6.62                      1 new option per 1 eligible option (1:1)

               $6.63 to $8.25                   .75 new option per 1 eligible option (.75:1)

               $8.26 and above                  .50 new option per 1 eligible option (.5:1)

If, for any reason, you are not an employee or non-employee director of our company (whichever you are now) through the date we grant the new options, you will not receive any new options or other consideration in exchange for your tendered options that have been accepted for exchange.

         We will not accept partial tenders of your eligible option grants. Accordingly, you may only tender eligible options for all or none of the shares of common stock subject to each of your eligible option agreements.

         For purposes of the offer, we will be deemed to have accepted for exchange eligible options that are validly tendered and not properly withdrawn as, if and when we give oral or written notice to D'Lene Sandleback or to the option holders of our acceptance for exchange of such options, which notice may be made by press release. Subject to our rights to extend, terminate and amend the offer, we currently expect that we will accept promptly after the expiration of the offer all properly tendered options that are not validly withdrawn. Promptly after we accept tendered options for exchange, we will send each tendering option holder a letter indicating the number of shares subject to the options that we have accepted for exchange and cancelled, and, subject to the terms and conditions of this offer, the corresponding number of shares that will be subject to the new options and the date on which the new options should be granted.

6.       CONDITIONS OF THE OFFER.

         Notwithstanding any other provision of the offer, we will not be required to accept any eligible options tendered for exchange, and we may terminate or amend the offer, or postpone our acceptance and cancellation of any options tendered for exchange, in each case, subject to Rule 13e-4(f) (5) under the Securities Exchange Act, if at any time on or after June 11, 2001, and prior to the expiration date any of the following events has occurred, or has been determined by us to have occurred, and, in our reasonable judgment in any such case and regardless of the circumstances giving rise thereto, including any action or omission to act by us, the occurrence of such event or events makes it inadvisable for us to proceed with the offer or with such acceptance and cancellation of options tendered for exchange:

         (a) there shall have been threatened or instituted or be pending any action or proceeding by any governmental, regulatory or administrative agency or authority that directly or indirectly challenges the making of the offer, the acquisition of some or all of the tendered options pursuant to the offer, or the issuance of new options, or otherwise relates in any manner to the offer, or that, in our reasonable judgment, could materially and adversely affect our business, condition, income, operations or prospects or materially impair the contemplated benefits of the offer to us;

         (b) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be eligible to the offer or us, by any court or any authority, agency or tribunal that, in our reasonable judgment, would or might directly or indirectly:

              (1) make the acceptance for exchange of, or issuance of new options for, some or all of the tendered options illegal or otherwise restrict or prohibit consummation of the offer or that otherwise relates in any manner to the offer;

              (2) delay or restrict our ability, or render us unable, to accept for exchange, or issue new options for, some or all of the tendered options;

              (3) materially impair the contemplated benefits of the offer to us; or

              (4) materially and adversely affect our business, condition, income, operations or prospects or materially impair the contemplated benefits of the offer to us;

         (c) there shall have occurred any change, development, clarification or position taken in generally accepted accounting standards that could or would require us to record compensation expense against our earnings in connection with the offer for financial reporting purposes;

         (d) a tender or exchange offer with respect to some or all of our common stock, or a merger or acquisition proposal for us, shall have been proposed, announced or made by another person or entity or shall have been publicly disclosed;

         (e) any change or changes shall have occurred in our business, condition, assets, income, operations, prospects or stock ownership that, in our reasonable judgment, is or may be material to us or may materially impair the contemplated benefits of the offer to us.

         The conditions to the offer are for our benefit. We may assert them in our discretion regardless of the circumstances giving rise to them prior to the expiration date. We may waive them, in whole or in part, at any time and from time to time prior to the expiration date, in our discretion, whether or not we waive any other condition to the offer. our failure at any time to exercise any of these rights will not be deemed a waiver of any such rights. The waiver of any of these rights with respect to particular facts and circumstances will not be deemed a waiver with respect to any other facts and circumstances. Any determination we make concerning the events described in this section 6 will be final and binding upon all persons.

7.       PRICE RANGE OF COMMON STOCK UNDERLYING THE OPTIONS.

         Our common stock is quoted on the Nasdaq National Market under the symbol "ULTK." The following table shows, for the periods indicated, the high and low sales prices per share of our common stock as reported by the Nasdaq National Market:

                                                                                                 HIGH        LOW
                                                                                                 ----        ---
April 1, 2001 through June 6, 2001.............................................................  $3.15      $2.19
Quarter ended March 31, 2001...................................................................   5.88       2.34
Quarter ended December 31, 2000................................................................   6.50       2.81
Quarter ended September 30, 2000...............................................................  10.25       5.75
Quarter ended June 30, 2000....................................................................  11.88       6.00
Quarter ended March 31, 2000...................................................................  13.25       6.38
Quarter ended December 31, 1999................................................................   7.75       4.75
Quarter ended September 30, 1999...............................................................   7.75       5.69
Quarter ended June 30, 1999....................................................................   6.75       5.50



         As of June 6, 2001, the last reported sale price during regular trading hours of our common stock, as reported by the Nasdaq National Market, was $2.72 per share.

         WE RECOMMEND THAT YOU OBTAIN CURRENT MARKET QUOTATIONS FOR OUR COMMON STOCK BEFORE DECIDING WHETHER OR NOT TO TENDER YOUR OPTIONS.

8.      SOURCE AND AMOUNT OF CONSIDERATION; TERMS OF NEW OPTIONS.

         Consideration. We will issue new options to purchase common stock under our 1988 Plan, subject to applicable laws and regulations, in exchange for the outstanding eligible options properly tendered and accepted for exchange by us which will be cancelled. The number of shares of common stock subject to the new options to be granted to each option holder will be based on the number of shares subject to the eligible options tendered by such option holder and accepted by us for exchange, as adjusted for any stock splits, reverse stock splits, stock dividends and similar events, and the exercise price of the eligible options tendered and such number of new options will be calculated as follows:

   Eligible Option Exercise Price   New Options to be Issued (New Option: Eligible Option)
   ------------------------------   ------------------------------------------------------
          Up to $6.62                       1 new option per 1 eligible option (1:1)

          $6.63 to $8.25                    .75 new option per 1 eligible option (.75:1)

          $8.26 and above                   .50 new option per 1 eligible option (.5:1)


         If we receive and accept tenders of all outstanding options (some of which are not eligible to participate in the offer) subject to the terms and conditions of this offer we will grant new options to purchase up to 1,002,670 shares of our common stock. The common stock issuable upon exercise of these new options would equal approximately 8.6% of the 11,688,888 shares of our common stock outstanding as of June 6, 2001.

         Terms of New Options. The new options will be granted under our 1988 Plan subject to applicable laws and regulations. A new option agreement will be entered into between us and each option holder who has tendered options in the offer for every new option granted. Except with respect to the exercise price, the vesting schedule and the vesting commencement date and as otherwise specified in the offer, the terms and conditions of the new options will be substantially the same as the terms and conditions of the options tendered for exchange. Because we will not grant new options until on or about the first business day that is at least six months and two days after the date we cancel the eligible options accepted for exchange, the new options may have a higher exercise price than some or all of the eligible options, including as a result of a significant corporate event. The following description summarizes the material terms of our 1988 Plan and the options granted under them.

         General. The number of shares of common stock subject to our 1988 Plan is 2,200,000, including an increase from 1,700,000 shares to 2,200,000 shares that was approved by our shareholders on June 1, 2001. There are currently options to purchase 1,002,670 shares of our common stock outstanding under the 1988 Plan. Our 1988 Plan only permits the granting of options that are not incentive stock options as described in the Internal Revenue Code.

         Administration. Our 1988 Plan is administered by the compensation committee of our board of directors. The compensation committee is composed of no fewer than three directors who are intended to be "nonemployee directors" as defined in Rule 16b-3 under the Securities Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code. The members of the compensation committee are appointed by the board of directors to serve for such terms as the board of directors may determine by resolution. The board of directors may remove any member of the compensation committee or reconstitute the compensation committee with other directors, subject to the requirements of Rule 16b-3.

         Term. The term of each option will be fixed by the compensation committee and may not exceed ten years from the grant date. The new options to be granted pursuant to the offer will have a term of ten years from the grant date.

         Termination. Options issued under our 1988 Plan generally will expire ten years after the grant date. Except as your option agreement otherwise provides, your options will terminate following the termination of your employment, unless the options are exercised, to the extent that they were exercisable immediately before such termination (a) immediately if you are terminated for cause, (b) within thirty (30) days of termination without cause, (c) within three (3) months after retirement with the Company's consent and (d) as set forth in the following sentence if termination results from death or disability. In the event that the termination of your employment is by reason of permanent or total disability or death, you, or your executors, administrators, legatees or distributees of your estate, may exercise any option held by you at the date of your employment termination, whether or not the option was exercisable immediately before such termination, for twelve
(12) months from the date of death or termination for disability. This right to exercise options will extend to the earlier of the expiration of the option term or one year after the date of the termination of your employment by reason of permanent and total disability or death.

         The termination of your option under the circumstances specified in this section will result in the termination of your interests in our 1988 Plan. In addition, your option may terminate, together with our 1998 Plan and all other outstanding options issued to other employees, following the occurrence of certain "corporate transaction" events, as described below.

         Exercise Price. The exercise price of each option will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of a share of our common stock on the date of the grant. The exercise price of the new options to be granted pursuant to the offer will be equal to the last reported sale price during regular trading hours of our common stock on the Nasdaq National Market on the grant date.

         Vesting and Exercise. In general, the Compensation Committee will determine at what time or times each option may be exercised.

         The new options granted pursuant to the offer will vest in equal annual amounts over a three-year period beginning on the grant date of the new options. Assuming the date we cancel the options accepted for exchange is July 10, 2001, which is the scheduled expiration date of the offer, and you are granted new options on January 14, 2002, your right to exercise the new options will (assuming you continuously remain an employee of the Company or a non-employee director of the Company) vest one-third annually on January 14, 2003, January 14, 2004, and January 14, 2005.

         Payment of Exercise Price. You may exercise your options, in whole or in part, by delivery of a written notice to us on any business day at the address listed on your exercise notice, which specifies the number of shares for which the option is being exercised and which is accompanied by payment in full of the eligible exercise price. The permissible methods of payment of the option exercise price generally are the following:

         o delivery of certified or official bank check or the equivalent thereof acceptable to us;

         o tender property including, but not limited to, shares of Common Stock of the Company with a fair market value at least equal to the aggregate Option price for the Option Shares to be acquired; or

         o  a combination of the foregoing methods.

         Corporate Transaction. In the event of a "corporate transaction," if your option is not assumed by or replaced with new options or a cash incentive program of the successor corporation, your option will automatically become fully vested and exercisable immediately prior to the date of such corporate transaction. Upon the consummation of a corporate transaction in which your option is not assumed or replaced by the successor corporation, your option will terminate. A "corporate transaction" event means any of the following events:

         o  our dissolution or liquidation;

         o a merger, consolidation or reorganization in which we are not the surviving entity;

         o the sale, lease, exchange or other disposition of substantially all of our assets other than sale of contracts for financing purposes; or

         o acquisition by any person of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities.

         Termination of Employment. If, for any reason, you are not an employee or non-employee director of our company from the date you tender eligible options through the date we grant the new options, you will not receive any new options or any other consideration in exchange for your tendered options that have been accepted for exchange. This means that if you quit, with or without good reason, or die, or we terminate your employment, with or without cause, prior to the date we grant the new options, you will not receive anything for the options that you tendered and we cancelled.

         Transferability of Options. New options may not be transferred. During your lifetime, only you, or your guardian or legal representative in the case of your incapacity or incompetency, may exercise options granted to you.

         Registration of Option Shares. We previously registered under the Securities Act most of the shares of common stock issuable upon exercise of options under our 1988 Plan on a registration statement on Form S-8. Due to the recent increase in the shares subject to the 1988 Plan to 2,200,000 shares, the additional shares of common stock issuable upon exercise of options under our 1988 Plan will be registered under the Securities Act as soon as practicable. As a result, all shares of common stock issuable upon exercise of all new options to be granted pursuant to the offer will be registered under the Securities Act. Unless you are one of our affiliates, you will be able to sell the shares of our common stock you acquire upon exercise of the new options free of any transfer restrictions under applicable securities laws.

         NOTE THAT ONLY NON-QUALIFIED OPTIONS MAY BE ISSUED UNDER THE 1988 PLAN. INCENTIVE STOCK OPTIONS MAY NOT BE ISSUED UNDER THE 1988 PLAN.

         Federal Income Tax Consequences of Non-Qualified Stock Options. Under current law, an option holder will not realize taxable income upon the grant of a non-qualified option. However, when an option holder exercises a non-qualified option, the difference between the exercise price of the option and the fair market value of the shares subject to the non-qualified option on the date of exercise will be compensation income taxable to the option holder. We will be entitled to a deduction equal to the amount of compensation income taxable to the option holder if we comply with eligible reporting requirements.

         If you tender shares in payment of part or all of the exercise price of a non-qualified stock option, no gain or loss will be recognized with respect to the shares tendered, and you will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The tax basis of the shares tendered will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the transferred shares. The difference between the aggregate exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option will be taxed as ordinary income, just as if you had paid the exercise price in cash.

         Our statements in this offer to exchange concerning our 1988 Plan and the new options are merely summaries and do not purport to be complete. The statements are subject to, and are qualified in their entirety by reference to, all provisions of our 1988 Plan and the form of option agreement under the 1988 Plan. Please contact us at 1301 Waters Ridge Drive, Lewisville, Texas 75057 (telephone: (372) 353-6455), to receive a copy of our 1988 Plan and the form of option agreement thereunder. We will promptly furnish you copies of these documents at our expense.

9.       INFORMATION CONCERNING ULTRAK.

         We are one of the leading electronic security companies in the world. We design, manufacture, market, sell and service innovative electronic products and systems for security and surveillance, industrial video and professional audio markets worldwide. These products and systems include high-speed domes, monitors, switchers, quad processors, video management systems, digital and analog recorders, multiplexers, video transmission systems, access control systems, cameras, lenses, observations systems, audio equipment and accessories. Brand names include Ultrak, Diamond Electronics, Maxpro, Exxis, Smart Choice, Phoenix and BST. Customers, defined as end users of our products and services, range from single location mom-and-pop businesses to universities and government facilities. Sales to the professional security markets are through the company's channel partners.

         We operate sales, distribution and manufacturing locations worldwide. We have sales offices in six U.S. cities as well as offices in England, France, German, Italy, Poland, Switzerland, Singapore, Australia, and South Africa. We also have active representation through company sales representatives and systems integrators in China, Canada, Mexico and Brazil. Our customers are supported by eight distribution centers worldwide and manufacturing facilities located in the United States, Australia and South Africa.

         We were originally incorporated in Colorado in 1980 and reincorporated in Delaware in December 1995. Our principal executive offices are located at 1301 Waters Ridge Drive, Lewisville, Texas 75057, and our telephone number at that address is (972) 353-6455.

         The financial information included in our annual report on Form 10-K for the fiscal year ended December 31, 2000 and our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2001 is incorporated herein by reference. See "Additional Information" beginning on page 23 for instructions on how you can obtain copies of our SEC filings, including filings that contain our financial statements.

10. INTERESTS OF DIRECTORS AND OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE OPTIONS.

         A list of our eight executive officers and directors is attached to this offer as Schedule A. As of June 6, 2001, our eight executive officers and directors as a group held options outstanding under our 1988 Plan to purchase a total of 530,851 shares of our common stock, which represented approximately 61% of options outstanding under the 1988 Plan as of that date. We have been informed by three of our eight executive officers and directors that they presently intend to tender certain of their eligible options in the offer. We have been informed by the other five of our eight executive officers and directors that they presently do not intend to tender any of their eligible options in the offer (one of whom received a stock option grant under the 1988 Plan after December 9, 2000 and is ineligible to tender options in the offer).

         Set forth below is a table setting forth the outstanding option grants to our eight executive officers and directors under the 1988 Plan:



                               Option                Exercise              Date of               Exercised
Optionee                       Grant                 Price                 Grant                (Y or N)/Shares
--------                       -----                 -----                 -----                ---------------
Peter Beare                    12,000                7.125                6-2-00                       N
Peter Beare                    50,000               5.9375               9-14-00                       N



                                      19


                               Option                Exercise              Date of               Exercised
Optionee                       Grant                 Price                 Grant                (Y or N)/Shares
--------                       -----                 -----                 -----                ---------------
George K. Broady               50,000                5.625                2-24-95                     N
George K. Broady              100,000                 9.25                1-24-00                     N
George K. Broady               32,000                7.125                 6-2-00                     N
George K. Broady              138,851                 2.73                 6-1-01                     N

Vincent Broady                 20,000                 9.25                1-24-00                     N

Wendy Diddell                  10,000                 6.19                3-29-99               Y-2000
Wendy Diddell                   5,000                 9.25                1-24-00                    N
Wendy Diddell                  30,000                7.125                 6-2-00                    N

Malcolm Gudis                  20,000                 9.25                1-24-00                    N

Charles Neal                   20,000                 9.25                1-24-00                    N

Robert Sexton                  20,000                 9.25                1-24-00                    N

Chris Sharng                   25,000                 6.25                10-2-00                    N



         Except as otherwise described above, there have been no transactions in options to purchase our common stock or in our common stock which were effected during the 60 days prior to June 11, 2001 by us or, to our knowledge, by any executive officer, director or affiliate of our company.

11. STATUS OF OPTIONS ACQUIRED BY US IN THE OFFER; ACCOUNTING CONSEQUENCES OF THE OFFER.

         Eligible options we acquire pursuant to the offer will be cancelled and the shares of common stock subject to those eligible options will be returned to the pool of shares available for grants of new options under our 1988 Plan, subject to applicable laws and regulations. To the extent such shares are not fully reserved for issuance upon exercise of the new options to be granted in connection with the offer, the shares will be available for future awards to employees and other eligible plan participants without further shareholder action, except as required by applicable law or the rules of the Nasdaq National Market or any other securities quotation system or any stock exchange on which our common stock is then quoted or listed.

         We have been advised by our accountants that we will not incur any compensation expense solely as a result of the transactions contemplated by the offer because we will not grant any new options until a business day that is at least six months and two days after the date that we accept and cancel options tendered for exchange and the exercise price of all new options will equal the market value of the common stock on the date we grant the new options.

         We may incur compensation expense, however, if we grant an option to a tendering option holder that has an exercise price per share less than the exercise price of any options tendered for exchange and such grant is before the first business day that is at least six months and two days after the date we cancel the eligible options accepted for exchange. Our grant of those options to the tendering option holder would be treated for financial reporting purposes as a variable award to the extent that the number of shares subject to the newly granted options is equal to or less than the number of the option holder's tendered option shares. In this event, we would be required to record as compensation expense the amount by which the market value of the shares subject to the newly granted options exceeds the exercise price of those shares. This compensation expense would accrue as a charge to our earnings over the vesting period of the newly granted options. We would adjust this compensation expense periodically during the vesting period based on increases or decreases in the market value of the shares subject to the newly granted options.

12.      LEGAL MATTERS; REGULATORY APPROVALS.

         We are not aware of any license or regulatory permit that appears to be material to our business that might be adversely affected by our exchange of options and issuance of new options as contemplated by the offer, or of any approval or other action by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, that would be required for the acquisition or ownership of our options as contemplated herein. Should any such approval or other action be required, we presently contemplate that we will seek such approval or take such other action. We cannot assure you that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions or that the failure to obtain any such approval or other action might not result in adverse consequences to our business. Our obligation under the offer to accept tendered options for exchange and to issue new options for tendered options is subject to the conditions described in section 6.

         If we are prohibited by applicable laws or regulations from granting new options, we will not grant any new options. We are unaware of any such prohibition at this time, and we will use reasonable efforts to effect the grant, but if the grant is prohibited we will not grant any new options and you will not get any other consideration for the options you tendered.

13.      MATERIAL FEDERAL INCOME TAX CONSEQUENCES.

         The following is a general summary of the material federal income tax consequences of the exchange of eligible options pursuant to the offer. This discussion is based on the Internal Revenue Code, its legislative history, Treasury Regulations thereunder and administrative and judicial interpretations thereof as of the date of the offer, all of which are subject to change, possibly on a retroactive basis. This summary does not discuss all of the tax consequences that may be relevant to you in light of your particular circumstances, nor is it intended to be applicable in all respects to all categories of option holders.

         The option holders who exchange outstanding eligible options for new options will not be required to recognize income for federal income tax purposes at the time of the exchange. We believe that the exchange will be treated as a non-taxable exchange.

         At the grant date of the new options, the option holders will not be required to recognize additional income for federal income tax purposes. The grant of options is not recognized as taxable income.

         WE RECOMMEND THAT YOU CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF PARTICIPATING IN THE OFFER.

14.      EXTENSION OF OFFER; TERMINATION; AMENDMENT.

         We expressly reserve the right, in our discretion, at any time and from time to time, and regardless of whether or not any event set forth in section 6 has occurred or is deemed by us to have occurred, to extend the period of time during which the offer is open and thereby delay the acceptance for exchange of any options by giving oral or written notice of such extension to the option holders or making a public announcement thereof.

         We also expressly reserve the right, in our reasonable judgment, prior to the expiration date to terminate or amend the offer and to postpone our acceptance and cancellation of any options tendered for exchange upon the occurrence of any of the conditions specified in section 6, by giving oral or written notice of such termination or postponement to the option holders or making a public announcement thereof. Our reservation of the right to delay our acceptance and cancellation of options tendered for exchange is limited by Rule 13e-4(f)(5) promulgated under the Securities Exchange Act, which requires that we must pay the consideration offered or return the options tendered promptly after termination or withdrawal of a tender offer.

         Subject to compliance with applicable law, we further reserve the right, in our discretion, and regardless of whether any event set forth in section 6 has occurred or is deemed by us to have occurred, to amend the offer in any respect, including, without limitation, by decreasing or increasing the consideration offered in the offer to option holders or by decreasing or increasing the number of options being sought in the offer.

         Amendments to the offer may be made at any time and from time to time by public announcement of the amendment. In the case of an extension, the amendment must be issued no later than 9:00 a.m., Lewisville, Texas time, on the next business day after the last previously scheduled or announced expiration date. Any public announcement made pursuant to the offer will be disseminated promptly to option holders in a manner reasonably designated to inform option holders of such change. Without limiting the manner in which we may choose to make a public announcement, except as required by applicable law, we have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a press release to the Dow Jones News Service.

         If we materially change the terms of the offer or the information concerning the offer, or if we waive a material condition of the offer, we will extend the offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(3) under the Securities Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer, other than a change in price or a change in percentage of securities sought, will depend on the facts and circumstances, including the relative materiality of such terms or information.

         If we decide to take any of the following actions, we will publish notice or otherwise inform you in writing of such action:

         (a) we increase or decrease the amount of consideration offered for the eligible options;

         (b) we decrease the number of options eligible to be tendered in the offer; or

         (c) we increase the number of options eligible to be tendered in the offer by an amount that exceeds 2% of the shares of common stock issuable upon exercise of the options that are subject to the offer immediately prior to the increase.

         If the offer is scheduled to expire at any time earlier than the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given in the manner specified in section 14, we will extend the offer so that the offer is open at least 10 business days following the publication, sending or giving of notice.

         For purposes of the offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:01 a.m. through 12:00 midnight, eastern time.

15.      FEES AND EXPENSES.

         We will not pay any fees or commissions to any broker, dealer or other person for soliciting tenders of eligible options pursuant to this offer to exchange.

16.      ADDITIONAL INFORMATION.

         We have filed with the SEC a Tender Offer Statement on Schedule TO, of which this offer to exchange is a part, with respect to the offer. This offer to exchange does not contain all of the information contained in the Schedule TO and the exhibits to the Schedule TO. We recommend that you review the Schedule TO, including its exhibits, and the following materials which we have filed with the SEC before making a decision on whether to tender your options:

         (a) our annual report on Form 10-K for our fiscal year ended December 31, 2000, filed with the SEC on April 2, 2001; and

         (b) our quarterly report, filed with the on Form 10-Q for our fiscal quarter ended March 31, 2001, filed with the SEC on May 15, 2001.

         The SEC file number for these filings is 0-9463. These filings, our other annual, quarterly and current reports, our proxy statements and our other SEC filings may be examined, and copies may be obtained, at the following SEC public reference rooms:

         450 Fifth Street, N.W.   7 World Trade Center       500 West Madison Street
         Room 1024                Suite 1300                 Suite 1400
         Washington, D.C. 20549   New York, New York 10048   Chicago, Illinois 60661


         You may obtain information on the operation of the public reference rooms by calling the SEC at 1-800-SEC-0330.

         Our SEC filings are also available to the public on the SEC's Internet site at http://www.sec.gov.

         Our common stock is quoted on the Nasdaq National Market under the symbol "ULTK," and our SEC filings can be read at the following Nasdaq address:

                               Nasdaq Operations
                              1735 K Street, N.W.
                            Washington, D.C. 20006

         We will also provide without charge to each person to whom a copy of this offer to exchange is delivered, upon the written or oral request of any such person, a copy of any or all of the documents to which we have referred you, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference into such documents). Requests should be directed to:

                                 Ultrak, Inc.
                         Attention: D'Lene Sandleback
                            1301 Waters Ridge Drive
                            Lewisville, Texas 75057

or by telephoning us at (972) 353-6455 between the hours of 9:00 a.m. and 5:00 p.m., Lewisville, Texas time.

         As you read the foregoing documents, you may find some inconsistencies in information from one document to another. If you find inconsistencies between the documents, or between a document and this offer to exchange, you should rely on the statements made in the most recent document.

         The information contained in this offer to exchange about us should be read together with the information contained in the documents to which we have referred you.

17.      MISCELLANEOUS.

         This offer to exchange and our SEC reports referred to above include "forward-looking statements." When used in this offer to exchange, the words "anticipate," "believe," "estimate," "expect," "intend" and "plan" as they relate to our company or our management are intended to identify these forward-looking statements. All statements by us regarding our expected future financial position and operating results, our business strategy, our financing plans and expected capital requirements, forecasted trends relating to our services or the markets in which we operate and similar matters are forward looking statements. The documents we filed with the SEC, including our annual report on Form 10-K filed on April 2, 2001, discuss some of the risks that could cause our actual results to differ from those contained or implied in the forward-looking statements. These risks include dependence on new product development, rapid technological and market change and risks related to future growth and rapid expansion. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

         We are not aware of any jurisdiction where the making of the offer is not in compliance with applicable law. If we become aware of any jurisdiction where the making of the offer is not in compliance with any valid applicable law, we will make a good faith effort to comply with such law.

If, after such good faith effort, we cannot comply with such law, the offer will not be made to, nor will tenders be accepted from or on behalf of, the option holders residing in such jurisdiction.

         WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION ON OUR BEHALF AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING YOUR ELIGIBLE OPTIONS PURSUANT TO THE OFFER. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS DOCUMENT OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS DOCUMENT OR IN THE RELATED LETTER OF TRANSMITTAL. IF ANYONE MAKES ANY RECOMMENDATION OR REPRESENTATION TO YOU OR GIVES YOU ANY INFORMATION, YOU MUST NOT RELY UPON THAT RECOMMENDATION, REPRESENTATION OR INFORMATION AS HAVING BEEN AUTHORIZED BY US.

                          Ultrak, Inc. June 11, 2001

                                  SCHEDULE A

              INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE
                           OFFICERS OF ULTRAK, INC.

         The directors and executive officers of Ultrak, Inc. and their positions and offices as of June 6, 2001, are set forth in the following table:


NAME                                                 POSITION AND OFFICES HELD
----                                                 -------------------------
George K. Broady                            Chairman of the Board and Chief Executive Officer

Peter D. Beare                              President and Chief Operating Officer

Wendy S. Diddell                            Senior Vice President

Chris T. Sharng                             Senior Vice President, Chief Financial Officer
                                            and Secretary

George Vincent Broady                       Director

Malcolm J. Gudis                            Director

Charles C. Neal                             Director

Robert F. Sexton                            Director

The address of each director and executive officer listed above is c/o Ultrak, Inc., 1301 Waters Ridge Drive, Lewisville, Texas 75057.

                                                              Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
         TO TENDER OPTIONS TO PURCHASE SHARES OF COMMON STOCK HELD BY
      OPTION HOLDERS WHO HAVE NOT RECEIVED OPTIONS AFTER DECEMBER 9, 2000
  FOR NEW OPTIONS UNDER THE ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN

             PURSUANT TO THE OFFER TO EXCHANGE DATED JUNE 11, 2001

 THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., LEWISVILLE, TEXAS TIME,
                ON JULY 10, 2001, UNLESS THE OFFER IS EXTENDED.


To:


D'Lene Sandleback
Ultrak, Inc.
1301 Waters Ridge Drive
Lewisville, Texas 75057
Telephone:        (972) 353-6455
Facsimile:        (972) 353-6750

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS
           SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER
               OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                               A VALID DELIVERY

                                ---------------

         Pursuant to the terms and subject to the conditions of the Offer to Exchange dated June 11, 2001 and this Letter of Transmittal, I hereby tender the following options (the "Eligible Option Shares") to purchase shares of common stock, par value $.01 per share, outstanding under the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (to validly tender such options you must complete the following table according to instructions 2 and 3 of this Letter of Transmittal):

---------------------------------------- -------------------------------------- --------------------------------------
      Grant Date of Shares under                                                           Total Number of
          Tendered Option(1)                   Exercise Price of Option               Shares Subject to Option
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

(1) List each option on a separate line even if more than one option was issued on the same grant date.

To Ultrak, Inc.:

         Upon the terms and subject to the conditions set forth in the Offer to Exchange dated June 11, 2001 (the "Offer to Exchange"), my receipt of which I hereby acknowledge, and in this Letter of


Letter of Transmittal - Page 1

Transmittal (this "Letter" which, together with the Offer to Exchange, as they may be amended from time to time, constitutes the "Offer"), I, the undersigned, hereby tender to Ultrak, Inc., a Delaware corporation (the "Company"), the options to purchase shares ("Eligible Option Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") specified in the table on page 1 of this Letter (the "Eligible Options") in exchange for "New Options," which are new options to purchase shares of Common Stock in an amount based on the number of Eligible Option Shares subject to the Eligible Options that I tender hereby and the exercise price of the Eligible Options that I tender hereby and shall be calculated in accordance with the following formula:

   Eligible Option Exercise Price   New Options to be Issued (New Option: Eligible Option)
   ------------------------------   ------------------------------------------------------
           Up to $6.62                    1 new option per 1 eligible option (1:1)

           $6.63 to $8.25                 .75 new option per 1 eligible option (.75:1)

           $8.26 and above                .50 new option per 1 eligible option (.5:1)


         All New Options will vest annually in equal annual amounts over a three-year period beginning on the date the Company grants the New Options. The exercise price of the New Options will he equal to the last reported sale price during regular trading of shares of the Common Stock on the NASDAQ National Market on the day of the grant of the New Options. In addition, all New Options will be subject to the terms of the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (the "1988 Plan") depending on applicable laws and regulations, and to a new option agreement between the Company and the undersigned.

         Subject to, and effective upon, the Company's acceptance for exchange of the Eligible Options tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), I hereby sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to all of the Eligible Options that I am tendering hereby. I acknowledge that the Company has advised me to consult with my own advisors as to the consequences of participating or not participating in the Offer. I agree that this Letter is an amendment to the option agreement or agreements to which the Eligible Options I am tendering hereby are subject. I hereby represent and warrant that I have full power and authority to tender the Eligible Options tendered hereby and that, when and to the extent such Eligible Options are accepted for exchange by the Company, such Eligible Options will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, other than pursuant to the applicable option agreement, and such Eligible Options will not be subject to any adverse claims. Upon request, I will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Eligible Options I am tendering hereby.

         All authority herein conferred or agreed to be conferred shall not he affected by, and shall survive, my death or incapacity, and all of my obligations hereunder shall be binding upon my heirs, personal representatives, successors and assigns. Except as stated in the Offer, this tender is irrevocable.

         By execution hereof, I understand that tenders of Eligible Options pursuant to the procedure described in Section 3 of the Offer to Exchange and in the instructions to this Letter will constitute my acceptance of the terms and conditions of the Offer. The Company's acceptance for exchange of


Letter of Transmittal - Page 2

Eligible Options tendered pursuant to the Offer will constitute a binding agreement between the Company and me upon the terms and subject to the conditions of the Offer.

         I acknowledge that upon the Company's acceptance of Eligible Options tendered by me pursuant to the Offer, such Eligible Options shall be cancelled and I shall have no right to purchase stock under the terms and conditions of such cancelled options after the date of the Company's acceptance.

         I acknowledge that the New Options I will receive (1) will not be granted until on or about the first business day that is at least six months and two days after the date the Eligible Options tendered hereby are accepted for exchange and cancelled and (2) will be subject to the terms and conditions set forth in a new option agreement between the Company and me that will be forwarded to me. I also acknowledge that I must be an employee or non-employee director of the Company on the date the New Options are granted and otherwise be eligible under the Company's stock incentive plan on the date the New Options are granted in order to receive New Options. I further acknowledge that, if I am not an employee or non-employee director of the Company on the date the New Options are granted, I will not receive any New Options or any other consideration for the Eligible Options that I tender and that are accepted for exchange pursuant to the Offer.

         The name and social security number of the registered holder of the Eligible Options tendered hereby appear below exactly as they appear on the option agreement or agreements representing such Eligible Options. The Eligible Options that I am tendering represent all of the Eligible Option Shares subject to each such Eligible Option. In the appropriate boxes of the table on page 1, I have listed for each Eligible Option the grant date, the exercise price, and the total number of Eligible Option Shares subject to the Eligible Option (all of which I am tendering). I understand that I may tender all of my options outstanding under the 1988 Plan and that I am not required to tender any of such options in the Offer. I also understand that all of such Eligible Options properly tendered prior to the "Expiration Date" (as defined in the following sentence) and accepted and not properly withdrawn will be exchanged for New Options, upon the terms and subject to the conditions of the Offer, including the conditions described in Sections 1 and 6 of the Offer to Exchange. The term "Expiration Date" means 5:00 p.m., Lewisville, Texas time, on July 10, 2001, unless and until the Company, in its discretion, has extended the period of time during which the Offer will remain open, in which event the term "Expiration Date" refers to the latest time and date at which the Offer, as so extended, expires.

         I recognize that, under certain circumstances set forth in the Offer to Exchange, the Company may terminate or amend the Offer and postpone its acceptance and cancellation of any Eligible Options tendered for exchange. In any such event, I understand that the Eligible Options delivered herewith but not accepted for exchange will be returned to me at the address indicated below.

         THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OPTIONS BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         All capitalized terms used in this Letter but not defined shall have the meaning ascribed to them in the Offer to Exchange.

         I have read, understand and agree to all of the terms and conditions of the Offer.


Letter of Transmittal - Page 3

                           HOLDER PLEASE SIGN BELOW
                          (See Instructions 1 and 4)

         You must complete and sign the following exactly as your name appears on the option agreement or agreements evidencing the Eligible Options you are tendering. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another person acting in a fiduciary or representative capacity, please set forth the signer's full title and include with this Letter proper evidence of the authority of such person to act in such capacity.


                              SIGNATURE OF OWNER


X_______________________________________________________________________________
                 (Signature of Holder or Authorized Signatory)


Date:__________________, 2001


Name:___________________________________________________________________________
                                (Please Print)


Capacity:_______________________________________________________________________


Address:________________________________________________________________________
                           (Please include ZIP code)


Telephone No. (with area code):_________________________________________________


Tax ID/Social Security No.:_____________________________________________________


Letter of Transmittal - Page 4

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. Delivery of Letter of Transmittal. A properly completed and duly executed original of this Letter (or a facsimile thereof), and any other documents required by this Letter, must be received by the Company at its address set forth on the front cover of this Letter on or before the Expiration Date.

         THE METHOD BY WHICH YOU DELIVER ANY REQUIRED DOCUMENTS IS AT YOUR OPTION AND RISK, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE COMPANY. IF YOU ELECT TO DELIVER YOUR DOCUMENTS BY MAIL, THE COMPANY RECOMMENDS THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

         Tenders of Eligible Options made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Offer is extended by the Company beyond that time, you may withdraw your tendered options at any time until the extended expiration of the Offer. In addition, although the Company currently intends to accept your validly tendered Eligible Options promptly after the expiration of the Offer, unless the Company accepts your tendered Eligible Options before 12:00 midnight, eastern time, on August 7, 2001, you may withdraw your tendered Eligible Options at any time after August 7, 2001. To withdraw tendered Eligible Options you must deliver a written notice of withdrawal, or a facsimile thereof, with the required information to the Company while you still have the right to withdraw the tendered Eligible Options. Withdrawals may not be rescinded and any Eligible Options withdrawn will thereafter be deemed not properly tendered for purposes of the Offer unless such withdrawn Eligible Options are properly re-tendered prior to the Expiration Date by following the procedures described above.

         1. The Company will not accept any alternative, conditional or contingent tenders. All tendering Option Holders, by execution of this Letter (or a facsimile of it), waive any right to receive any notice of the acceptance of their tender, except as provided for in the Offer to Exchange.

         2. Inadequate Space. If the space provided herein is inadequate, the information requested by the first table in this Letter regarding the Eligible Options to be tendered should be provided on a separate schedule attached hereto.

         3. Tenders. If you intend to tender options pursuant the Offer, you must complete the table on page 1 of this Letter by providing the following information for each Eligible Option that you intend to tender: grant date, exercise price and total number of Eligible Option Shares subject to the Eligible Option. The Company will not accept partial tenders of Eligible Options. Accordingly, you may tender all or none of the Eligible Options Shares subject to the Eligible Options you decide to tender.

         4. Signatures on This Letter of Transmittal. If this Letter is signed by the holder of the Eligible Options, the signature must correspond with the name as written on the face of the


Letter of Transmittal - Page 5
option agreement or agreements to which the Eligible Options are subject without alteration, enlargement or any change whatsoever.

         If this Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted with this Letter.

         5. Requests for Assistance or Additional Copies. Any questions or requests for assistance, as well as requests for additional copies of the Offer to Exchange or this Letter may be directed to D'Lene Sandleback, at the address and telephone number given on the front cover of this Letter. Copies will be furnished promptly at the Company's expense.

         6. Irregularities. All questions as to the number of Eligible Option Shares subject to Eligible Options to be accepted for exchange, and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Eligible Options will be determined by the Company in its discretion, which determinations shall be final and binding on all parties. The Company reserves the right to reject any or all tenders of Eligible Options the Company determines not to be in proper form or the acceptance of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Eligible Options, and the Company's interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of Eligible Options will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and no person will incur any liability for failure to give any such notice.

         IMPORTANT: THIS LETTER (OR A FACSIMILE COPY THEREOF) TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE COMPANY, ON OR PRIOR TO THE EXPIRATION DATE.

         7. Important Tax Information. You should refer to Section 13 of the Offer to Exchange, which contains important tax information.


Letter of Transmittal - Page 6

                                  [Ultrak Logo]

                                                               Exhibit (a)(1)(C)

                                  Ultrak, Inc.
                             1301 Waters Ridge Drive
                             Lewisville, Texas 75057




June 11, 2001




Dear Option Holder:


As you are aware, Ultrak's stock is currently trading below the option price of most of the outstanding options granted under the 1988 Non-Qualified Stock Option Plan (the "1988 Plan"). I am pleased to inform you that Ultrak's Board of Directors has approved a stock option cancellation program, pursuant to which the Board intends to offer new stock options under the 1988 Plan (the "New Options"). The Board plans to issue the New Options to any current 1988 Plan stock option holder who has not received options after December 9, 2000 that agrees to cancel all or a portion of the current stock options that were granted previously under the 1988 Plan (the "Cancelled Options"). The stock option cancellation program is not being offered to any option holder who received a stock option grant under the 1988 Plan on or after December 9, 2000. The stock option cancellation program does not apply to outstanding stock options under the 1997 Incentive Stock Option Plan.


The attached Offer to Exchange and Letter of Transmittal describe the cancellation program and should be carefully reviewed. Note that the offer expires at 5:00 p.m., Lewisville, Texas time, on July 10, 2001 unless the offer is extended.

The Company intends to grant the New Options as soon as reasonably possible after the first date on which (as determined by the Company) such options may be granted without incurring an accounting expense with respect to such grants. Based on the Board's understanding of the current financial accounting rules, the New Options could not be granted prior to six months and two days from the date that the Cancelled Options are cancelled. The Company's stock option cancellation program is intended to provide employees who have not received options after December 9, 2000 an opportunity to cancel all unexercised Ultrak stock options granted under the 1988 Plan and receive New Options in the future with new option prices.

The option exercise price for the New Options will be the fair market value of Ultrak's stock on the date the New Options are granted. In addition, Ultrak's Shareholders approved an amendment to the 1988 Plan (the "Amendment") on June 1, 2001 that reduced the vesting period for new options granted under the 1988 Plan from five years to three years


Letter to Option Holders- Page 1

The Board intends that the number of New Options you would receive would depend on the option price of the Cancelled Options. The New Options will be granted on the following basis:

         (1) For option prices of Cancelled Options up to $6.62 per share, the exchange ratio would be 1 for 1 (optionee would receive 1 new option in exchange for 1 Cancelled Option).

         (2) For option prices of Cancelled Options between $6.63 per share and $8.25 per share, the exchange ratio would be .75 for 1 (optionee would receive 3/4 of a new option in exchange for 1 Cancelled Option).

         (3) For option prices of Cancelled Options of $8.26 per share and above, the exchange ratio would be .5 for 1 (optionee would receive 1/2 of a new option in exchange for 1 Cancelled Option).

         Cancellation of your current options involves certain risks. You should carefully consider the matters discussed in the attached Offer to Exchange and this letter before electing to cancel your options.

         What are the primary risks in canceling your options?

              o Risk--It is not known if the terms of the New Options will be more favorable than the terms of the Cancelled Options. The option price of the New Options will be the market price of Ultrak's Common Stock as of the close of business on the date the New Options are granted. It is impossible to predict the future price of Ultrak stock.

              o Risk--Since the grant of the New Options would be a new grant, you would start a new vesting period.


              o Risk--If Ultrak does not employ you (or you are not a non-employee director) on the date the New Options are granted, you will not receive New Options.


              o Risk--Apart from the risk that the New Options may have a higher option exercise price, it is possible that Ultrak's stock price may increase temporarily before the grant date of the New Options. In that case, you might have been able to exercise some of your vested Cancelled Options and sell the resulting stock at a profit, even if the stock price were to again decline after your exercise. By agreeing to cancel your current options, you forego the opportunity to profit from exercise of your vested Cancelled Options.

         ALTHOUGH OUR BOARD OF DIRECTORS HAS APPROVED THE OFFER, NEITHER WE NOR OUR BOARD OF DIRECTORS MAKES ANY RECOMMENDATION AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING YOUR ELIGIBLE OPTIONS FOR EXCHANGE. YOU MUST MAKE YOUR OWN DECISION WHETHER OR NOT TO TENDER YOUR ELIGIBLE OPTIONS. WE HAVE BEEN INFORMED BY THREE OF OUR EIGHT EXECUTIVE OFFICERS AND DIRECTORS THAT THEY PRESENTLY INTEND TO TENDER CERTAIN OF THEIR ELIGIBLE OPTIONS IN THE OFFER. WE HAVE BEEN INFORMED BY THE OTHER FIVE OF OUR EIGHT EXECUTIVE OFFICERS AND



Letter to Option Holders- Page 2

DIRECTORS THAT THEY PRESENTLY DO NOT INTEND TO TENDER ANY OF THEIR ELIGIBLE OPTIONS IN THE OFFER (ONE OF WHOM RECEIVED A STOCK OPTION GRANT UNDER THE 1988 PLAN AFTER DECEMBER 9, 2000 AND IS INELIGIBLE TO TENDER ANY OPTIONS IN THE OFFER).

         If you are eligible to participate and wish to cancel all or a portion of your stock options granted under the 1988 Plan and be eligible to receive grants of New Options, you must complete, sign and properly and timely return the attached Letter of Transmittal so that it is received on or before the deadline. If you decide not to cancel your current options under the 1988 Plan, you need not do anything and your stock options will remain unchanged. Should you have any questions, please contact D'Lene Sandleback at dlene.sandleback@ultrak.com or by telephone at 972-353-6455.


Sincerely,


Peter D. Beare
President of Ultrak, Inc.


Letter to Option Holders- Page 3

                                                                  Exhibit (d)(1)

       (Restated to include all amendments through June 1, 2001)

                                 ULTRAK, INC.

                     1988 NON-QUALIFIED STOCK OPTION PLAN

1. Purpose. The purpose of this 1988 Stock Option Program (this "Program") is to provide a means by which certain employees of Ultrak, Inc. and its Affiliates (the "Company") may be given an opportunity to purchase common stock of the Company ("Common Stock"). This Program is intended to advance the interests of the Company by encouraging stock ownership on the part of certain employees, by enabling the Company to secure and retain the services of highly qualified persons and by providing employees with an additional incentive to advance the success of the Company. For purposes of this Program, Affiliate shall mean any subsidiary corporation of the Company as defined in Sections 425(e) and 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"). Affiliation shall refer to a group of Affiliates.

2. Stock Subject to Option. Subject to adjustment as provided in Sections 4(f) and 4(h) hereof, options under this Program ("Options") may be granted by the Company from time to time to purchase up to an aggregate of 2,200,000 shares of the Company's authorized but unissued Common Stock, provided that the number of shares that may be granted to any employee under this Program shall be reasonable in relation to the purpose of this Program. Shares that by reason of the expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under this Program may be re-Optioned under this Program. The Company shall not be required, upon the exercise of any such Option, to issue or deliver any shares of Common Stock prior to the completion of any such exemption, registration or other qualification of such shares under state or Federal law, rule or regulation as the Company shall determine to be necessary or desirable.

3. Participants. All employees of the Company may be granted Options under this Program. An employee of the Company shall mean any (i) person employed full-time for whom the Company is obligated to provide W-2 Forms under the Code, and who is designated in writing, at time of employment, as a full-time employee and (ii) other person past, present or future designated in writing, by the President of the Company to have been or be the equivalent of an employee.

4. Terms and Conditions of Options. The Committee (as that term is defined in Section 5) may grant Options from time to time pursuant to this Program. Such Options shall be evidenced by written agreements substantially in the form of the Stock Option Agreement which is attached hereto as Appendix A, and shall not be inconsistent with this Program. Shares of stock that may be purchased under an Option granted pursuant to this Program shall sometimes hereinafter be referred to as "Option Shares". Nothing in this Program or an Option granted hereunder shall govern the employment rights and duties between the option holder ("Optionee") and the Company or Affiliate. Neither this Program, nor



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 1 any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties.

(a) Option Price. The Option price for each Option Share shall be determined by the Committee from time to time.

(b) Term of Option. Notwithstanding any other provision of this Program, each Option granted under this Program shall expire not more than ten years from the earlier of the date of employment of Optionee or the date the Option is granted except as provided in Sections 4(e), 4(f), 4(g) and 4(h) under which Options may expire or terminate at an earlier date.

(c) Exercise of Option. Each Option shall be exercisable at any time during the term of the Option to the extent of the total number of shares covered by the Option multiplied by thirty-three and one-third percent (33 1/3%) and by the number of years of service (as defined below) of the Optionee. The term "years of service" means the period from the Date of Grant (unless express provision is made otherwise in Optionee's Employment Agreement or in any other written agreement between the Company and the Optionee) through each anniversary thereafter of the Optionee's continuous employment with the Company.

     Notwithstanding the foregoing, an Optionee shall be entitled to exercise the total number of shares covered by an Option if (i) Optionee dies or becomes disabled while employed by the Company; (ii) the Company is dissolved or liquidated; (iii) the Company is merged, consolidated or reorganized, and the Company is not the surviving entity; (iv) substantially all property and assets of the Company are sold or otherwise disposed of in a context other than sale of contracts for financing purposes; (v) a "Fifty Percent Acquisition" (as defined below) occurs; (vi) if the Committee or the Company's Board of Directors (the "Board") approves otherwise; or (vii) if Optionee is terminated (but not for cause) and his Employment Agreement so provides.

     A "Fifty Percent Acquisition" means a purchase or other acquisition by any individuals or entity including, but not limited to corporations, partnerships or other business organizations, whereby such individual or entity owns, immediately after, but not before, such purchase or other acquisition, more than fifty percent (50%) of the total combined voting power of the outstanding stock of the Company.

(d) Manner of Exercise. Shares of Common Stock purchased upon exercise of Options shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which an Option is being exercised and the time of delivery thereof, which shall be at least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares by one of the following (or combination thereof) selected



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 2 for the Optionee by the Company in its sole discretion: (i) certified or official bank check or the equivalent thereof acceptable to the Company; or (ii) tendering property including, but not limited to, shares of Common Stock with a fair market value at least equal to the aggregate Option price for the Option Shares to be acquired. Where the Optionee exercises his Options by tendering Common Stock, the fair market value of such shares as of the date of the tendering of the Common Stock is received by the Company (the "date of exercise") shall be established in good faith by the Board. In setting the fair market value for any property tendered other than Common Stock as of the date of exercise, due regard shall be given to all facts and circumstances. If an active market exists for the Common Stock, the lowest published, closing, bid price on the date of exercise shall be accepted by the Board and the Optionee as conclusively establishing the fair market value. If an active market does not exist at the date of exercise, an Optionee may condition his exercise on the Board establishing a fair market value equal to or above the amount specified in the Optionee's written notice. Any Common Stock tendered which is not used to satisfy payment for the exercise of an Option shall be returned to the Optionee.

     At the time of delivery of payment, the Company shall, without imposing any stock transfer or issue tax on the Optionee (or other person entitled to exercise the Option), deliver to the Optionee (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In the event the Common Stock issuable upon exercise of an Option is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require, in addition, that the registered owner deliver an Investment Representation Letter in the form attached hereto as Appendix B to the Company and the Company will cause a legend to be placed on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act the Common Stock issuable under exercise of the Options.

(e)  Termination of Employment.

     (1) In the event that Optionee's employment by the Company shall terminate with cause (as defined below and in any written employment agreement with Optionee), the Options granted to the Optionee pursuant to this Program shall terminate immediately. In the event that Optionee's employment by the Company shall terminate without cause the Optionee shall have the right to exercise his Option at any time within 30 days after such termination to the extent he was entitled to exercise the same immediately prior to the termination (unless express provision is made otherwise in any written Employment Agreement with Optionee allowing Optionee to exercise his Option as to the total number of shares covered by such Option).



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 3

     Termination with "cause" means that the Company terminates the Optionee's employment with the Company under any of the following circumstances:

     (i) where there has been a material breach by the Optionee of any of the terms of any employment contract; or

     (ii) where the Optionee is guilty of fraud or embezzlement, or has conducted himself or herself in a way punishable as a felony; or

    (iii) Optionee has engaged in conduct constituting or exhibiting malfeasance, gross negligence, gross incompetence, or moral turpitude; or

     (iv) Optionee suffers from drug or alcohol abuse or addiction that could, in the opinion of the Board, either (A) materially impair the Optionee's ability to perform his duties or (B) injure the assets, properties, operations or business reputation of the Company.

     Termination without cause means any termination including, but not limited to, the Optionee's voluntary resignation or the Optionee's transfer to a Company Affiliate, which is not with cause and to which the provisions of Sections 4(e)(2) (Death and Disability), 4(e)(3) (Retirement) and 4(g) (Dissolution, etc., of the Issuer of Option Stock) do not apply.

(2) In the event that Optionee shall die while in the employment of the Company or if Optionee's employment by the Company is terminated because Optionee has become disabled within the meaning of Section 105(d)(4) of the Code, Optionee, Optionee's estate, or beneficiary shall have the right to exercise Optionee's Options at any time within twelve (12) months from the date of death of Optionee or termination of Optionee's employment due to disability, as the case may be, to the extent of the total number of shares covered by the Option. Notwithstanding the foregoing, the provisions of this Section 4(e)(2) shall be subject to Sections 4(h) (Adjustment of Option Upon Reorganization) and 4(g)) (Dissolution, etc., of Issuer of Option Stock) as may earlier terminate the Option.

(3) In the event that termination of employment is due to retirement with the consent of his employer, the Optionee shall have the right to exercise Optionee's Option at any time within three (3) months after such retirement to the extent he was entitled to exercise the same immediately prior to retirement. Notwithstanding the foregoing, the provisions of this Section 4(e)(3) shall be subject to Section 4(h) (Adjustment of Option Upon Reorganization) and 4(g) (Dissolution, etc., of Issuer of Option Stock) as may earlier terminate the Option.




ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 4

(f) Adjustment of Options on Recapitalization. The aggregate number of shares of Common Stock for which Options may be granted to persons participating under this Program, the number of shares covered by each such Option and the exercise price per share for each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the date of grant of the Option, or other increase in such shares effected without receipt of consideration by the Company; provided, however, that any Options to purchase fractional shares resulting from any such adjustment shall be eliminated.

(g) Dissolution, Sale of Assets or Stock of Issuer of Option Stock. In the event of the: (i) dissolution or liquidation of the Company; (ii) merger, consolidation or reorganization of the Company where the Company is not the surviving entity; (iii) sale, lease, exchange or other form of disposition of substantially all property and assets of the Company other than sale of contracts for financing purposes; or (iv) a Fifty Percent Acquisition, the Options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' prior written notice of the date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the period of thirty (30) days preceding such termination of the Option, to exercise Optionee's Option to the extent of the total shares covered by the Option. Notwithstanding the foregoing, the provisions of this Section shall be subject to Section 4(h) (Adjustment of Options Upon Reorganization) if the Optionee receives notice under Section 4(h) (Adjustment of Options Upon Reorganization) at a time earlier than the notice provided for herein.

(h)  Adjustment of Options Upon Certain Reorganization.

     (1) If the Company shall at any time merge or consolidate with or into another corporation without the sale of substantially all assets or the sale of more than fifty percent (50%) of the Common Stock and
          (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the holders of Common Stock are required to exchange their shares for property any/or securities, the holder of each Option will thereafter receive, upon the exercise thereof, the securities and/or property to which a holder of the number of shares of Common Stock then deliverable upon the exercise of such Option would have been entitled to receive upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Program shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such Option.

     (2) The resulting Affiliation following any reorganization may at any time, in its sole discretion, tender substitute Options as it may deem appropriate. However, in no event may the substitute Options entitle the Optionee to



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 5 any fewer shares (or at any greater aggregate price) or any less other property than the Optionee would be entitled to under the immediately preceding paragraph upon an exercise of the Options held prior to the substitution of the new Option.

(i) Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock held under Option until the date of issuance of the stock certificates to Optionee for such shares. Except as provided in Section 4(f) (Adjustment of Options on Recapitalization), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

(j) Time of Granting Options. The Date of Grant of an Option shall be determined by the Committee, but no Option shall be effective unless and until the Optionee executes a written Stock Option Agreement substantially in the form attached hereto as Appendix A covering such Option.

(k) Stock Legend. Certificates evidencing shares of the Company's Common Stock purchased upon the exercise of Options issued under this Program shall be endorsed with a legend in substantially the following form if such Common Stock is not registered:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN (a) EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE OR (b) OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT OR ACTS.

5.   Administration.

     (a) This Program shall be administered by a Compensation Committee (the "Committee") consisting of not less than three (3) individuals to be appointed by the Board. The Board may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of this Program and to policies determined by the Board, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 6 taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held. The Board may act in lieu of the Committee and shall act in lieu of the Committee at any time the Committee is not instituted or convened.

     (b) Subject to the express terms and conditions of this Program, the Committee shall have full power to grant Options under this Program, to construe or interpret this Program, to prescribe, amend, rescind and waive rules and regulations relating to it and to make all other determination necessary or advisable for its administration.

     (c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may, from time to time, (1) determine (i) which employees of the Company shall be granted Options under this Program, (ii) the number and exercise price of Option Shares subject to each Option, and
          (iii) the time or times at which Options shall be granted, (2) grant Options under this Program and (3) waive any term or condition of an Option.

     (d) The Committee shall report to the Board of Directors the names of employees granted Options and the number of Option Shares subject to, and the terms and conditions of, each Option.

     (e) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Program or to any Option.

6.       Effective Date. The effective date of this Program is April 15, 1988.

7. Amendments. The Board may, from time to time, alter, amend, suspend, or discontinue this Program, or alter or amend any and all Stock Option Agreements granted thereunder; provided, however, that no such action of the Board may alter the provisions of this Program so as to alter any outstanding Stock Option Agreement to the detriment of the Optionee without his consent.

8. Use of Proceeds. The proceeds from the sale of Common Stock pursuant to the exercise of Options will be used for the Company's general corporate purposes.

9. Authorization. This Program was previously adopted, authorized and implemented by the Board as of April 15, 1988. This restated Program contains all amendments and modifications to the Program through June 1, 2001.



ULTRAK, INC. 1988 NON-QUALIFIED STOCK OPTION PLAN - Page 7

                                                                  Exhibit (d)(2)

                                 ULTRAK, INC.
                     NON-QUALIFIED STOCK OPTION AGREEMENT


         Grant of Option. Pursuant to the Ultrak, Inc. 1988 Non-Qualified Stock Option Plan (the "Plan") of Ultrak, Inc. (the "Company") and its subsidiaries, the Company grants to


                              ------------------
                             (the "Option Holder")

a non-qualified option to purchase from the Company a total of _______ shares of Common Stock, $.01 par value ("Common Stock"), of the Company at $__.__ per share (being at least the fair market value per share of the Common Stock on the date of this grant), in the amounts, during the periods and upon the terms and conditions set forth in this Agreement. This option is not intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

         Time of Exercise. Except only as specifically provided elsewhere in this Agreement, this option is exercisable in the following cumulative installments:

         First Installment. Up to one-third of the total optioned shares at any time after one year from the date of grant.

         Second Installment. Up to an additional one-third of the total optioned shares at any time after two years from the date of grant.

         Third Installment. Up to an additional one-third of the total optioned shares at any time after three years from the date of grant.

If an installment covers a fractional share, such installment will be rounded off to the next highest share, except the final installment, which will be for the balance of the total optioned shares. Except as otherwise provided in
Section 6, in the event of the Option Holder's termination of employment or directorship for any reason, this option will be exercisable only to the extent that the Option Holder could have exercised it on the date of his termination of employment or directorship.

         1. Exercise of Option. The exercise of this option shall entitle the Option Holder to purchase shares of Common Stock of the Company. If requested by the Option Holder and approved by the Company, the Option Holder may exercise this option or any portion hereof by tendering shares of Common Stock, in lieu of cash payment for the option shares being purchased, with the number of shares tendered to be determined by the fair market value per share of the Common Stock on the date of exercise, as determined by the Company.

         2. Subject to Plan. This option and the grant and exercise thereof are subject to the terms and conditions of the Plan, which is incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, this option is subject to any rules and regulations promulgated pursuant to the Plan, now or hereafter in effect.



ULTRAK, INC. NON-QUALIFIED STOCK OPTION AGREEMENT - Page 1

3.       Term. This option will terminate at the first of the following:

         (a)    5 p.m. on ___________, 20__

         (b) 5 p.m. on the date one year following the date the Option Holder's employment or directorship with the Company and its subsidiaries terminates by reason of the Option Holder's death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code).

         (c) 5 p.m. on the date the Option Holder's employment or directorship with the Company and its subsidiaries terminates with "cause." For purposes of this option, an Option Holder's employment or directorship shall be deemed terminated with cause if the Company terminates his employment or directorship because of (i) a material breach by the Option Holder of any of the terms of his employment contract, if any; (ii) his conviction for fraud or embezzlement, or because he has conducted himself in any way punishable as a felony; (iii) his engaging in conduct constituting or exhibiting malfeasance, gross negligence, gross incompetence or moral turpitude; or
                (iv) his suffering from drug or alcohol abuse or addiction that could, in the opinion of the Company, materially impair his ability to perform his duties or injure the assets, properties, operations or business reputation of the Company.

         (d) 5 p.m. on the date 30 days following the date the Option Holder's employment or directorship with the Company and its subsidiaries terminates for any reason whatsoever other than death, disability or with cause.

         4. Who May Exercise. During the lifetime of the Option Holder, this option may be exercised only by the Option Holder. If the Option Holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) prior to the termination date specified in Section 5 hereof without having totally exercised the option, this option may be exercised, to the extent of the total remaining shares that have not been purchased by exercise by the Option Holder prior to the date of his death or disability at any time prior to the earlier of the dates specified in Section 5(a) and 5(b) hereof by (i) the Option Holder's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the Option Holder in the event of the Option Holder's death; or (ii) the Option Holder or his personal representative in the event of the Option Holder's disability, subject to the other terms of this Agreement, the Plan and applicable laws, rules and regulations. For purposes of this Agreement, the Company shall determine the date of disability of the Option Holder.

         5.     Restrictions on Exercise. This option:

         (a) may be exercised only with respect to full shares and no fractional share of stock shall be issued;


ULTRAK, INC. NON-QUALIFIED STOCK OPTION AGREEMENT - Page 2

         (b) may not be exercised in whole or in part and no cash or certificates representing shares subject to such option shall be delivered, if any requisite approval or consent of any government authority of any kind having jurisdiction over the exercise of options shall not have been secured; and

         (c) may be exercised only if at all times during the period beginning with the date of the granting of the option and ending on the date 30 days prior to the date of exercise the Option Holder was an employee or director of either the Company or a subsidiary of the Company; provided, if the Option Holder's continuous employment or directorship is terminated (i) with cause, the option will terminate as provided in Section 5(c);
              (ii) by disability, the option may be exercised in accordance with Section 6, or (iii) by death, or if the Option Holder dies within said 30-day period, the option may be exercised in accordance with Section 6.

         6. Manner of Exercise. Subject to such administrative regulations as the Board of Directors of the Company or the Compensation Committee thereof may from time to time adopt, the Option Holder or beneficiary shall, in order to exercise this option:

         (a) provide written notice of exercise to the Company, accompanied by payment in full of the appropriate exercise price and any applicable tax withholding as provided in Section 12 below, in United States dollars before issuance of such shares. Notice shall be provided by submitting the Ultrak Option Exercise Request Form attached hereto and specifying the number of shares of Common Stock for which the Option is being exercised.

         (b) give written notice to the Company of the exercise price and the number of shares for which he is requesting approval from the Company to tender other shares of Common Stock in exchange for option shares.

         Any notice shall include an undertaking to furnish or execute such documents as the Company in its discretion shall deem necessary (i) to evidence such exercise, in whole or in part, of the option evidenced by this Agreement;
(ii) to determine whether registration is then required under the Securities Act of 1933, or any other law, as then in effect; and (iii) to comply with or satisfy the requirements of the Securities Act of 1933, or any other law, as then in effect.

         In addition, if an exercise under paragraph (b) above is requested, the notice shall include an undertaking to tender to the Company (i) promptly after receipt of denial by the Company of the paragraph (b) request, full payment in United States dollars of the option exercise price for the shares being purchased hereunder; or (ii) promptly after receipt of approval by the Company of exercise of this option or portion thereof by payment of Common Stock, full payment in Common Stock in exchange for the shares being purchased hereunder. In addition, the Option Holder shall tender payment of the amount as may be requested pursuant to Section 12 by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this option.

         The Company shall advise the Option Holder or beneficiary in writing, within ten business days after the first Board of Directors meeting following the date of exercise, whether the Company


ULTRAK, INC. NON-QUALIFIED STOCK OPTION AGREEMENT - Page 3 approves the exchange of Common Stock for option stock being purchased. The Company must receive full payment in United States dollars or the appropriate number of shares of Common Stock, whichever applies, of the option exercise price within five business days after the date of the Company's notice, unless the Company extends the time of payment.

         7. Non-Assignability. This option is not assignable or transferable by the Option Holder except by will or by the laws of descent and distribution.

         8. Rights of Stockholder. The Option Holder will have no rights as a stockholder with respect to any shares covered by this option until the issuance of a certificate or certificates to the Option Holder for the shares. Except as otherwise provided in Section 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. Capital Adjustments; Antidilution. The number of shares of Common Stock covered by this option, and the option price thereof, shall be subject to such adjustment as the Board of Directors of the Company deems appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the Company. In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation the rights and duties of the Option Holder and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving corporation, or in the event any other person or entity may make a tender or exchange offer for stock of the Company whereby such other person or entity would own more than 50% of the outstanding Common Stock of the Company (the surviving corporation, purchaser, or tendering corporation being collectively referred to as the "Purchaser", and the transaction being collectively referred to as the "Transaction"), then the Company may, at its election, (a) reach an agreement with the Purchaser that the Purchaser will assume the obligations of the Company under the option; (b) reach an agreement with the Purchaser that the Purchaser will convert the option into an option of at least equal value as to stock of the Purchaser; or (c) not later than twenty days prior to the effective date of such Transaction, notify the Option Holder that his option is accelerated and afford to the Option Holder a right for ten days after the date of such notice to exercise any then unexercised portion of the option whether or not such option shall then be exercisable under the terms of this Agreement. Within such ten-day period, the Option Holder may exercise any unexercised portion of the option as he may desire and deposit with the Company the requisite cash to purchase in full and not in installments the Common Stock thereby exercised (or comply with Section 8 with respect to exercising this option by tendering shares of Common Stock in lieu of each payment for the optioned shares being purchased), in which case the Company shall, prior to the effective date of the Transaction, issue all Common Stock thus exercised which shall be treated as issued stock for purposes of the Transaction.

         10. Law Governing. This Agreement is intended to be performed in the State of Texas and shall be construed and enforced in accordance with and governed by the internal laws of such State.


ULTRAK, INC. NON-QUALIFIED STOCK OPTION AGREEMENT - Page 4

         11. Date of Grant. The date of grant of this option is ____________, 20__.

         12. Withholding. It shall be a condition to the obligation of the Company to issue or transfer shares of stock upon exercise of this option that the Option Holder pay to the Company, upon the Company's demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of this option. If the amount requested is not paid, then the Company may refuse to issue or transfer shares of stock upon exercise of this option.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Option Holder, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 11 hereof.

                                                ULTRAK, INC.


                                                By:_____________________________
                                                    Its:________________________


THE UNDERSIGNED OPTION HOLDER ACKNOWLEDGES AND AGREES THAT INFORMATION REGARDING COMPENSATION, INCLUDING, BUT NOT LIMITED TO, THE GRANTING OF STOCK OPTIONS TO OPTION HOLDER, IS HIGHLY PERSONAL AND CONFIDENTIAL AND SHOULD NOT BE DISCUSSED OR SHARED AMONG OTHER EMPLOYEES. FURTHERMORE, OPTION HOLDER AGREES TO HOLD IN CONFIDENCE AND NOT TO DIRECTLY OR INDIRECTLY REVEAL, REPORT, DISCLOSE OR OTHERWISE DISCUSS SUCH CONFIDENTIAL INFORMATION WITH OR TO ANY OTHER EMPLOYEES. VIOLATION OF THIS POLICY MAY SUBJECT OPTION HOLDER TO DISCIPLINARY ACTION, UP TO AND INCLUDING TERMINATION. OPTION HOLDER FURTHER AGREES TO ABIDE BY ANY OTHER POLICIES AND PROCEDURES RELATING TO SUCH INFORMATION AS IMPLEMENTED AND/OR AMENDED FROM TIME TO TIME BY THE COMPANY. THE UNDERSIGNED OPTION HOLDER HEREBY ACCEPTS THIS OPTION AND ITS TERMS AND CONDITIONS AND THE BENEFITS OF THE PLAN.


                                                By______________________________
                                                (Option Holder)

ULTRAK, INC. NON-QUALIFIED STOCK OPTION AGREEMENT - Page 5

      [Attachment B to Ultrak, Inc. 1988 Non-Qualified Stock Option Plan]

                       INVESTMENT REPRESENTATION LETTER

     In connection with the acquisition of the securities of Ultrak, Inc. (the "Company") by the Undersigned, the Undersigned hereby agrees, acknowledges, warrants and represents to the Company, its counsel, the Company's transfer agent and all federal and state regulatory authorities that the Undersigned:

     (a) Understands that the securities being acquired hereunder have not been registered under the Securities Act of 1933 (the "Act") or the securities laws of any state and will be issued in reliance on Section 4(2) of the Act and other appropriate federal exemptions and appropriate state exemptions.

     (b) Has obtained such information relative to the Company and the Undersigned's proposed investment therein as the Undersigned requested through discussions with representatives of the Company and otherwise;

     (c) Understands that all documents, records and books and all information pertaining to this investment which the Undersigned deemed material to making an informed investment decision have been made available for inspection by the Undersigned's attorney and/or Purchaser Representative and the Undersigned; that the books and records of the Company will continue to be available upon notice to the Company at reasonable business hours at its principal place of business; and that the Undersigned is in a position as regards the company, which based upon the Undersigned's employment, family relationship or economic bargaining power, enabled and enables the Undersigned to obtain information regarding the Company in order to evaluate the merits and risks of this investment;

     (d) Has been informed that the Undersigned's investment is a high risk investment, and no representations can or have been made to the Undersigned with respect to the future success of the Company. In evaluating such investment the Undersigned has consulted with the Undersigned's own investment and/or legal and/or tax advisor to the extent that the Undersigned deems advisable and has relied solely upon the counsel of the Undersigned's advisors.

     (e) Understands that there is a limited public market for the securities acquired by the Undersigned hereunder and that there can be no assurance that such a market will ever develop.

     (f) Is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of the Undersigned's investment, and to make an informed decision relating thereto or the Undersigned has utilized the services of a Purchaser Representative and together they are sufficiently experienced in financial and business matters and are capable of evaluating the merits and risks of the Undersigned's investment, and to make an informed decision relating thereto.

     (g) Understands that no state or federal government authority has made any finding or determination relating to the fairness for investment of the securities in the Company and that no state or federal government authority has recommended or endorsed, or will recommend or endorse, these securities.

     (h) Considers this investment a suitable investment for the Undersigned.

     (i) Has no need for any liquidity in the Undersigned's investment for an indefinite period of time. The Undersigned understands that the Undersigned must bear the economic risk of the investment for an indefinite period of time because the securities being purchased hereunder have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act (and the securities laws of the Undersigned's state of residence, if applicable) or an exemption from such registration is available.

     (j) Can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time.

     (k) Acknowledges that the securities being acquired by the Undersigned are being acquired for investment purposes only within the meaning of the Act, and not with the intention of assigning any participation or interest therein, and not with a view to the distribution thereof. No securities will be sold, assigned or otherwise transferred unless a registration statement under the Act (and the securities laws of the Undersigned's state of residence, if applicable) with respect thereto is in effect, or the Company has received a written opinion of counsel satisfactory to the Company that, after an investigation of the relevant facts which shall be recited in such opinion such counsel is of the opinion that such sale, assignment or transfer does not involve a transaction requiring registration thereof under the Act (and the securities laws of the Undersigned's state of residence, if applicable) governing resales of securities acquired from an issuer or an affiliate of an issuer thereof.

     (l) Acknowledges that the Company will restrict the transfer of the securities in accordance with the foregoing representations and the Undersigned agrees that all certificates representing securities in the Company will be endorsed with the following legend or a substantially equivalent legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED FOR VALUE, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED IN THE ABSENCE OF AN (a) EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE OR (b) OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER SUCH ACT OR ACTS."

     and with such other or further legends as may be required by the Undersigned's state of residence. Further, the Undersigned agrees that a Stop Transfer Order prohibiting transfer of the securities will be placed by the Company with its Stock Transfer Agent.

     (m) Understands that the Company is under no obligation to register or otherwise qualify the securities purchased by the Undersigned hereunder or take any other action necessary to make an exemption from registration available.

     (n) Acknowledges that the Undersigned has signed this as a condition to exercising options issued to the Undersigned pursuant to the Company's 1988 Non-Qualified Stock Option Plan.


     IN WITNESS WHEREOF, this Investment Representation Letter is signed by the Undersigned on the ______ day of ________________, ______.



                                     ___________________________________________
                                     Signature of the Undersigned




________________________________________________________________________________
Name


________________________________________________________________________________
Address in bona fide State of resident


________________________________________________________________________________
Address for communication (if difference from above)



________________________________            ____________________________________
Phone Number                                Social Security Number


_____________________________
Number of Securities Acquired

                             -------------------


STATE OF______________________________      )
                                            )        ss.
COUNTY OF_____________________________      )



     The foregoing instrument was acknowledged before me this ____ day of _____, _____.



                                           _____________________________________
                                           Notary Public

                         Address           _____________________________________

                                           _____________________________________



My Commission Expires:

______________________

                   ULTRAK STOCK OPTION EXERCISE REQUEST FORM


YOU MAY FAX OR EMAIL THIS FORM TO INITIATE PROCESSING OF YOUR EXERCISE REQUEST. HOWEVER, A FORM WITH YOUR ORIGINAL SIGNATURE MUST BE RECEIVED IN HAND BEFORE WE WILL AUTHORIZE THE ISSUANCE OF SHARE CERTIFICATES.

FAX TO: D'LENE SANDLEBACK (972) 353-6750   or EMAIL: dlene.sandleback@ultrak.com

YOU MUST ATTACH A COPY OF YOUR SIGNED OPTION GRANT AGREEMENT WHEN SUBMITTING THIS FORM.

NAME:_______________________________________________

CHECK ONE:        ____________  CURRENT EMPLOYEE     ___________ FORMER EMPLOYEE

                  ____________  NON-EMPLOYEE/DIRECTOR

MAILING ADDRESS:_______________________________________________________________

DAYTIME PHONE NUMBER:  (      ) _______________

NAME OF BROKERAGE FIRM: ______________________________________________

BROKER/AGENT AND PHONE/FAX NUMBER: ____________________________________________

SOCIAL SECURITY #: ___________________________


NO. OF SHARES TO BE EXERCISED               STRIKE PRICE      DATE OF ISSUANCE
-----------------------------               ------------      ----------------





You may choose to pick up share certificates directly from Ultrak's Transfer Agent or have them delivered. Please provide specific instructions below for delivery of share certificates:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

THERE IS A $15.00 FEE FOR EACH CERTIFICATE TO BE PAID BY THE OPTION HOLDER. OVERNIGHT OR LOCAL COURIER CHARGES ARE THE DIRECT RESPONSIBILITY OF OPTION HOLDER. EXPRESS PROCESSING MAY INVOLVE ADDITIONAL FEES PAYABLE DIRECTLY TO THE TRANSFER AGENT. TRANSFER AGENT: Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, TX 75034, ATTN: George Johnson (469) 633-0101 and Fax (469) 633-0088.

NO ELECTRONICE TRANSFER OR DWAC AVAILABLE FOR TRANSFER OF ULTRAK SHARES.

OPTION HOLDERS ARE RESPONSIBLE FOR PAYMENT OF THE EXERCISE PRICE AND ANY APPLICABLE WITHHOLDING TAXES TO ULTRAK PRIOR TO ISSUANCE OF SHARE CERTIFICATES. UPON RECEIPT OF THIS FORM WE WILL CONFIRM THE EXERCISE TERMS AND NOTIFY YOU OF THE WITHHOLDING TAX AMOUNT TO BE PAID. PLEASE ALLOW FOR 1-2 BUSINESS DAYS FOR ULTRAK TO PROVIDE THIS INFORMATION.

I acknowledge these terms for exercising my right to purchase shares of Ultrak Common Stock and ask that the Company process my request.


SIGNATURE:_____________________________              DATE:_____________________




                                      2